                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  Morgan Stanley Strategic Advisor Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
         (a company consisting of 24 separate operational portfolios)
                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
        (a company consisting of three separate operational portfolios)
                          1221 Avenue of the Americas
                           New York, New York 10020

                                      AND

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
     (formerly MAS Funds, a company consisting of 29 separate operational portfolios)
                               One Tower Bridge
                                 P.O. Box 868
                       West Conshohocken, PA 19428-2899

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                               October 11, 2001

   Each of the Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc. and Morgan Stanley Institutional Fund Trust (each a "Company" and collectively, the "Companies") is holding a special meeting of shareholders on October 11, 2001, at 8:15 a.m., New York time. The meetings are scheduled to be held at the offices of Morgan Stanley Investment Management Inc., 22nd floor, 1221 Avenue of the Americas, New York, New York 10020. The purposes of the meetings are as follows:

  Proposal 1: For the shareholders of each Company to elect
     Trustees/Directors; and

  Proposal 2:  For the shareholders of each Company to consider and act upon any other business as may properly come before the meetings or any adjournment thereof.

   Only holders of record of shares of a Company as of the close of business on August 3, 2001 are entitled to notice of and to vote at the meetings and at any adjournments or postponements thereof. If you attend the meeting for your Company, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and promptly return the enclosed proxy card in the enclosed self-addressed envelope.

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

   THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                        Mary E. Mullin
                                        Secretary,
                                        Morgan Stanley Institutional Fund,
                                         Inc.
                                        Morgan Stanley Strategic Adviser Fund,
                                         Inc.

                                        Richard J. Shoch
                                        Secretary,
                                        Morgan Stanley Institutional Fund
                                         Trust

Dated: August 23, 2001

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
         (a company consisting of 24 separate operational portfolios)
                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
        (a company consisting of three separate operational portfolios)
                          1221 Avenue of the Americas
                           New York, New York 10020

                                      AND

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
     (formerly MAS Funds, a company consisting of 29 separate operational portfolios)
                               One Tower Bridge
                                 P.O. Box 868
                       West Conshohocken, PA 19428-2899

                               ----------------

                             JOINT PROXY STATEMENT

                               ----------------

                       SPECIAL MEETINGS OF SHAREHOLDERS
                                  TO BE HELD
                               October 11, 2001

   This Proxy Statement is furnished in connection with the solicitation of proxies by the boards of trustees/directors (the "Boards," or each individually a "Board," the trustees/directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of Morgan Stanley Institutional Fund, Inc. ("MSIF, Inc."), Morgan Stanley Strategic Adviser Fund, Inc. ("MSSAF") (each a "Morgan Stanley Fund, Inc." and collectively, the "Morgan Stanley Funds, Inc.") and Morgan Stanley Institutional Fund Trust ("MSIF Trust") (MSIF Trust together with each Morgan Stanley Fund, Inc., each a "Company" and collectively, the "Companies") for use at the Special Meetings of Shareholders of each Company to be held jointly at the offices of Morgan Stanley Investment Management Inc. ("MSIM, Inc."), 22nd floor, 1221 Avenue of the Americas, New York, New York 10020 on October 11, 2001, at 8:15 a.m., New York time, and at any and all adjournments or postponements thereof (each a "Meeting" and collectively, the "Meetings"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first being mailed to the holders of common stock of the Morgan Stanley Funds, Inc. and to the holders of shares of beneficial interest of MSIF Trust (each a "Shareholder" and collectively, the "Shareholders") on or about August 23, 2001 or as soon as practicable thereafter.

   If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the applicable Meeting by the persons named as proxies (the "Proxies," or each individually, a "Proxy") in accordance with the instructions on the proxy card. However, if no instructions are specified, shares will be voted for the election of the nominees for Trustees/Directors of the applicable Company ("Proposal 1") and, in the discretion of the Proxy or Proxies, for any other matters respecting the relevant Company that may properly come before the Meetings, or any adjournments thereof, and that are deemed appropriate. Shareholders may revoke their proxy votes at any time prior to the time they are cast by written notice to the Secretary of the relevant Company or by attendance at the Meetings.

   The close of business on August 3, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournment thereof. On that date, the portfolios of the Companies (each a "Portfolio" and collectively, the "Portfolios") had shares outstanding and entitled to vote as set forth in Appendix A. Each full share will be entitled to one vote at the appropriate Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

   The expense of solicitation will be borne by each respective Company and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Companies, telephonic, facsimile, telegraphic or oral communications by regular employees of certain affiliates of the Companies, including MSIM, Inc., the investment adviser to the Morgan Stanley Funds, Inc., and Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LP) ("MSI"), the investment adviser to the MSIF Trust, having as its principal office One Tower Bridge, West Conshohocken, PA 19428-2899 (each, an "Adviser" and, collectively, the "Advisers"), who will receive no extra compensation for their services. The Companies' solicitation of proxy votes is also expected to include communications by employees of Georgeson Shareholder Communications, a proxy solicitation firm expected to be engaged at a cost not expected to exceed $3,000, plus expenses, for any one Company.

   Each Company will furnish, without charge, a copy of its most recent annual report and its most recent semi-annual report succeeding the annual report, as applicable, to any Shareholder requesting such report. Requests for the annual and semi-annual reports should be made in writing to the relevant Companies at the addresses listed above or by calling the following toll-free number: 1-800-548-7786.

   If you do not expect to be present at the Meetings and wish your shares to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope, allowing sufficient time for the card to be received on or before 8:15 a.m., New York time, on October 11, 2001. Any proxy given by a Shareholder is revocable until voted at the Meetings.

   THE BOARD OF TRUSTEES/DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

PROPOSAL 1:

                        ELECTION OF TRUSTEES/DIRECTORS

   At each Meeting, Shareholders of each Company will be asked to elect eleven individuals to constitute the Board of Trustees/Directors of that Company. The same eleven individuals are nominees for each Company's Board. The proposed slate of nominees reflects an effort to consolidate the separate Boards of the Companies. The consolidation is expected to provide administrative efficiencies to the Companies and facilitate offering the full range of available services to Shareholders of all three entities. The individual nominees were selected after careful consideration by each Company's present Board of Trustees/Directors.

   For the Morgan Stanley Funds, Inc., election of each of the listed nominees for Director on each Board requires the favorable vote of a majority of shares represented at the Meetings at which a majority of Shareholders entitled to vote is present. For the MSIF Trust, election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as Proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy card. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Company until the next meeting of Shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of the applicable Company. Each of the nominees has indicated that he is willing to serve as a Trustee/Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the Proxies will vote for such other nominee or nominees as the current Trustees/Directors may recommend.

Information Regarding Nominees

   The following table presents information about the nominees.

   Director Nominees currently serving the Morgan Stanley Funds, Inc.

                                Position and Term       Business Experience During
       Name, Address and         of Office with            the Past Five Years,
         Date of Birth            each Company         Including all Directorships
------------------------------- ----------------  --------------------------------------
Barton M. Biggs* .............. Chairman and      Chairman, Director and Managing
1221 Avenue of the Americas     Director--MSIF,   Director of Morgan Stanley Investment
New York, NY 10020              Inc. (since May   Management Inc. and Chairman and
11/26/32                        1995), MSSAF      Director of Morgan Stanley Investment
                                (since May 1997)  Management Limited; Managing Director
                                                  of Morgan Stanley & Co. Incorporated;
                                                  Member of the Yale Development Board;
                                                  Director and Chairman of the Board of
                                                  various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.

John D. Barrett II............. Director--MSIF,   Chairman and Director of Barrett
Barrett Associates, Inc.        Inc. (since May   Associates, Inc. (investment
565 Fifth Avenue                1995), MSSAF      counseling); Director of the Ashforth
New York, NY 10017              (since May 1997)  Company (real estate); Director of
8/21/35                                           various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.

Gerard E. Jones................ Director--MSIF,   Of Counsel, Shipman & Goodwin, LLP
Shipman & Goodwin, LLP          Inc. (since       (law firm); Director of Tractor Supply
43 Arch Street                  September 1988),  Company, Tiffany Foundation, Fairfield
Greenwich, CT 06830             MSSAF (since May  County Foundation and Director of
1/23/37                         1997)             various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.

William G. Morton, Jr. ........ Director--MSIF,   Chairman Emeritus and former Chief
100 Franklin Street             Inc. (since June  Executive Officer of Boston Stock
Boston, MA 02110                2000), MSSAF      Exchange; Director of Radio Shack
3/13/37                         (since June 2000) Corporation (electronics); Director of
                                                  various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.

Michael Nugent................. Director--MSIF,   General Partner, Triumph Capital,
c/o Triumph Capital, L.P.       Inc. (since July  L.P., a private investment
237 Park Avenue                 2001), MSSAF      partnership; Chairman of the Insurance
New York, NY 10017              (since July 2001) Committee and Director or Trustee of
5/25/36                                           the retail families of funds advised
                                                  by Morgan Stanley Investment Advisors
                                                  Inc.; Trustee of MSIF Trust; Director
                                                  of various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.; formerly
                                                  Vice President, Bankers Trust Company
                                                  and BT Capital Corporation; director
                                                  of various business organizations.

Fergus Reid.................... Director--MSIF,   Chairman and Chief Executive Officer
85 Charles Colman Boulevard     Inc. (since May   of Lumelite Plastics Corporation;
Pawling, NY 12564               1995), MSSAF      Trustee and Director of approximately
8/12/32                         (since May 1997)  30 investment companies in the
                                                  JPMorgan Funds complex managed by JP
                                                  Morgan Investment Management Inc.;
                                                  Director of various U.S. registered
                                                  investment companies managed by Morgan
                                                  Stanley Investment Management Inc.

--------
* "Interested person" of the Morgan Stanley Funds, Inc., as defined in the Investment Company Act of 1940, as amended.

   Trustee Nominees currently serving the MSIF Trust

                                Position and Term       Business Experience During
       Name, Address and         of Office with            the Past Five Years,
         Date of Birth             MSIF Trust          Including all Directorships
------------------------------- ----------------  --------------------------------------
Thomas P. Gerrity.............. Trustee           Professor of Management, Director of
219 Grays Lane                  (since November   the Electronic Commerce Forum, and
Haverford, PA 19041             1996)             formerly Dean, Wharton School of
7/13/41                                           Business, University of Pennsylvania;
                                                  Director, ICG Commerce, Inc. (internet
                                                  commerce); Sunoco (oil refining);
                                                  Fannie Mae (mortgage finance);
                                                  Reliance Group Holdings (insurance);
                                                  CVS Corporation (retail pharmacy);
                                                  Knight-Ridder, Inc. (newspapers);
                                                  Investor Force Holdings, Inc.
                                                  (institutional investment information
                                                  services); formerly Director, IKON
                                                  Office Solutions, Inc. (office
                                                  equipment), Fiserv (financial
                                                  services), Digital Equipment
                                                  Corporation (computer equipment) and
                                                  Union Carbide Corporation (chemicals).

Joseph J. Kearns............... Trustee           Investment consultant; Director,
6287 Via Escondido              (since August     Electro Rent Corporation (equipment
Malibu, CA 90265                1994)             leasing); Director, The Ford Family
8/2/42                                            Foundation; formerly CFO of The J.
                                                  Paul Getty Trust.

Vincent R. McLean ............. Trustee           Director, Legal and General America,
702 Shackamaxon Dr.             (since February   Inc. (insurance); Director, Banner
Westfield, NJ 07090             1996)             Life Insurance Co.; Director, William
6/1/31                                            Penn Life Insurance Company of New
                                                  York; formerly Executive Vice
                                                  President, Chief Financial Officer,
                                                  Director and Member of the Executive
                                                  Committee of Sperry Corporation (now
                                                  part of Unisys
                                                  Corporation)(computers).

C. Oscar Morong, Jr. .......... Trustee           Managing Director, Morong Capital
1385 Outlook Drive West         (since August     Management; Trustee and Chairman of
Mountainside, NJ 07092          1993)             the mutual funds in the Smith
4/22/35                                           Barney/CitiFunds fund complex;
                                                  formerly Senior Vice President and
                                                  Investment Manager for CREF, TIAA-CREF
                                                  Investment Management, Inc.
                                                  (investment management); formerly
                                                  Director, The Indonesia Fund (mutual
                                                  fund); formerly Director, Ministers
                                                  and Missionaries Benefit Board of
                                                  American Baptist Churches.

Michael Nugent................. Trustee           General Partner, Triumph Capital,
c/o Triumph Capital, L.P.       (since July 2001) L.P., a private investment
237 Park Avenue                                   partnership; Chairman of the Insurance
New York, NY 10017                                Committee and Director or Trustee of
5/25/36                                           the retail families of funds advised
                                                  by Morgan Stanley Investment Advisors
                                                  Inc.; Trustee of MSIF Trust; Director
                                                  of various U.S. registered investment
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.; formerly
                                                  Vice President, Bankers Trust Company
                                                  and BT Capital Corporation; director
                                                  of various business organizations.

   Additional Nominee

                                Position and Term
                                 of Office with          Business Experience During
       Name, Address and         Morgan Stanley             the Past Five Years,
         Date of Birth             Funds, Inc.          Including all Directorships
------------------------------- -----------------  --------------------------------------
Ronald E. Robison*............. President--MSIF,   Chief Operations Officer and Managing
1221 Avenue of the Americas     Inc. (since March  Director of Morgan Stanley Investment
New York, NY 10020              2001), MSSAF       Management; Managing Director of
1/13/39                         (since March 2001) Morgan Stanley & Co. Incorporated;
                                                   Director and President of various U.S.
                                                   registered investment companies
                                                   managed by Morgan Stanley Investment
                                                   Management Inc.; Previously, Managing
                                                   Director and Chief Operating Officer
                                                   of TCW Investment Management Company.

--------
* "Interested person" of the Morgan Stanley Funds, Inc. and MSIF Trust, as defined in the Investment Company Act of 1940, as amended.

   Board Approval of the Election of Trustees/Directors

   On July 9, 2001, each Board approved setting the number of Trustees/Directors at eleven and recommended that Shareholders vote for each of the nominees for Trustee/Director named herein.

   Morgan Stanley Funds, Inc. Board Meetings and Committees

   The Board of Directors of the Morgan Stanley Funds, Inc. (each, a "Morgan Stanley Director" and collectively, the "Morgan Stanley Board") has an Audit Committee, Valuation Committee and Nominating and Compensation Committee. The Audit Committee is composed entirely of directors who are not "interested persons" ("Interested Directors") as defined under the Investment Company Act of 1940, as amended, of the Morgan Stanley Funds, Inc. (for the Morgan Stanley Funds, Inc., "Independent Directors," for MSIF Trust, "Independent Trustees," and in reference to both, "Independent Trustees/Directors"). Currently, the Audit Committee is composed of Messrs. Jones and Morton. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations.

   The Valuation Committee of the Morgan Stanley Board meets from time to time as necessary to value any securities or currency held by the Morgan Stanley Funds, Inc. for which market quotations are not available through the usual Morgan Stanley Funds, Inc.'s pricing procedures. The Valuation Committee consists of at least two members of the Board, one of whom may be an Interested Director.

   The Nominating and Compensation Committee of the Morgan Stanley Board currently consists of Messrs. Barrett and Reid and is responsible for evaluating and recommending nominees for election to the Morgan Stanley Board, such nominees being either interested persons or non-interested persons of the Morgan Stanley Funds, Inc.

   During the Morgan Stanley Funds, Inc.'s fiscal year ended December 31, 2000, there were five meetings of the Board of Directors, three meetings of the Audit Committee, one meeting of the Valuation Committee and the Nominating/Compensation Committee did not meet. Each Director attended 75% or more of the aggregate number of Board meetings and applicable committee meetings held during the period for which he was a Director except for Barton
M. Biggs.

   MSIF Trust Board Meetings and Committees

   The Board of Trustees of MSIF Trust (each an "MSIF Trustee" and collectively, the "MSIF Trust Board") has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee is composed of Messrs. Gerrity, Kearns, McLean and Morong, all of whom are Independent Trustees. The Audit Committee reviews with the MSIF Trust's independent auditors, among other things, the scope of the annual audit, the financial procedures of the MSIF Trust, and the type of services to be rendered by MSIF Trust's independent auditors.

   The Compensation Committee of MSIF Trust consists of all of the Independent Trustees and is responsible for addressing the issues regarding Trustee compensation. The Nominating Committee of the MSIF Trust Board, which currently consists of all of the Independent Trustees, nominates for election as Trustee candidates who may be either interested persons or non-interested persons of the MSIF Trust.

   During MSIF Trust's fiscal year ended September 30, 2000, there were five meetings of the Board of Trustees, three meetings of the Audit Committee, one meeting of the Compensation Committee, and one meeting of the Nominating Committee. Each Trustee attended 75% or more of the aggregate number of MSIF Trust Board meetings and applicable committee meetings held during the period for which he was a Trustee.

   Consolidated Board Committees

   If the proposed consolidation of the Boards is approved by Shareholders, the newly-configured Boards of the Companies (the "Consolidated Boards") will have an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee.

   Additional Information Regarding Officers and Trustees/Directors, Including Share Ownership

   Additional information regarding the officers and current
Trustees/Directors of each Company is set forth in Appendix B.

Current Compensation of Trustees and Officers

   Morgan Stanley Funds, Inc.

   MSIF, Inc., together with certain other funds advised by MSIM, Inc. or its affiliates (the "Affiliated Funds," and together with MSIF, Inc., the "Fund Group") for which a Morgan Stanley Director serves as director, currently pays each Independent Director an annual retainer fee of $75,000, plus reasonable out-of-pocket expenses for service as a director and for serving on the Board's Audit and/or Nominating and Compensation Committees. Director's fees are allocated among MSIF, Inc. and the Affiliated Funds for which a Morgan Stanley Director serves as a director in proportion to their respective average net assets. Morgan Stanley Directors who are also officers or affiliated persons of MSIM, Inc. receive no remuneration from MSIF, Inc. for their services as directors.

   Members of the Board of Directors of MSSAF do not receive compensation for serving as directors of MSSAF. However, MSSAF's Independent Directors are also members of the boards of directors of other Affiliated Funds, including certain funds the shares of which are held by the Portfolios of MSSAF ("Underlying Funds"), and receive compensation from such Underlying Funds. Accordingly, as shareholders of the Underlying Funds, the MSSAF Portfolios will indirectly bear their proportionate share of such directors' compensation paid by the Underlying Funds.

   The officers and employees of the Morgan Stanley Funds, Inc. are paid by MSIM, Inc. or its agents or J.P. Morgan Investor Services Company.

   MSIF, Inc. maintains an unfunded deferred compensation plan (the "Morgan Stanley Deferred Compensation Plan") which allows each Independent Director to defer payment of all, or a portion, of the fees he receives for serving on the Morgan Stanley Board throughout the year. Each eligible director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more Portfolios of the appropriate Morgan Stanley Fund, Inc. Distributions generally are in the form of equal annual cash installments over a period of five years beginning on the first day of the year following the year in which the director's service terminates, except that the Morgan Stanley Board, in its sole discretion, may accelerate or extend such distribution schedule. MSIF, Inc. intends that the Morgan Stanley Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible director and the beneficiaries to the amounts held under the Morgan Stanley Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of MSIF, Inc.

   MSIF Trust

   MSIF Trust pays each MSIF Trustee, who is not also an officer or interested person, an annual retainer, as well as a fee for each board meeting attended plus travel and other expenses incurred in attending such meetings. MSIF Trustees who are also officers or interested persons receive no remuneration for their service as trustees.

The MSIF Trust's officers and employees are paid by MSI or J.P. Morgan Investor Services Company, the sub-administrator for the Company. MSIF Trust maintains an unfunded Deferred Compensation Plan (the "MSIF Trust Deferred Compensation Plan") which allows each Independent Trustee to defer payment of his or her retainer and fees to a later date. MSIF Trust's policy is for each Independent Trustee to defer at least twenty-five percent (25%) of his or her retainer and fees received annually from MSIF Trust. To that end, the MSIF Trust Deferred Compensation Plan requires that each Eligible Trustee (defined by the Plan as a member of the Board who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act) defer his or her entire retainer, which is deemed a deferral of twenty-five percent (25%) of the MSIF Trustee's retainer and fees received from MSIF Trust for the year. The MSIF Trust Deferred Compensation Plan also permits the Eligible Trustee to defer all, or a portion, of the fees received for attending meetings of the MSIF Trust Board throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in Portfolios of the MSIF Trust selected by that MSIF Trustee. Any deferred amounts will not be available to Eligible Trustees for a period of three (3) or more years and distributions may not be deferred beyond the Eligible Trustee's membership on the MSIF Trust Board. Distributions to an Eligible Trustee are either in the form of a lump sum cash payment or equal annual installments over a period of five (5) years and commence within ninety (90) days after the last date during the deferral period on which MSIF Trust makes a valuation of the Eligible Trustee's deferred compensation. MSIF Trust intends that the MSIF Trust Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Code. The rights of an Eligible Trustee and the beneficiaries to the amounts held under the MSIF Trust Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of MSIF Trust.

   Consolidated Board

   If the proposed reconfiguration of the Board is approved by Shareholders, the newly-configured Board will be compensated under a new payment structure whereby the Trustees/Directors' fees will be allocated among a broader Fund Group. Under this structure, the Fund Group will pay each Independent Trustee/Director an annual retainer fee of $75,000 and will pay the following additional amounts to Trustees/Directors for performing certain services for all of the funds in the Fund Group, including the Companies; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended.

   Compensation Tables

   The aggregate compensation paid by each Company to each of the Company's Trustees/Directors serving during the previous and current fiscal years is set forth in the compensation tables on page 8. The aggregate compensation paid to such Trustees/Directors during the previous fiscal year by the Morgan Stanley Funds, Inc., MSIF Trust, and by any other funds that have a common investment adviser or have an investment adviser that is an affiliated person of MSIM, Inc. or MSI (the "Fund Complex") are also set forth in the compensation tables below.

   Morgan Stanley Funds, Inc.*

                                                                              Total       Number Of
                                               Pension Or                 Compensation    Funds In
                               Aggregate       Retirement                From MSIF, Inc.  The Fund
                              Compensation      Benefits                     And The       Complex
                            From MSIF, Inc.    Accrued As   Estimated     Fund Complex    For Which
                             During Fiscal      Part Of      Annual       During Fiscal   Trustee/
                               Year Ended      MSIF, Inc. Benefits Upon    Year Ended     Director
Name of Person, Position  December 31, 2000/1/  Expenses   Retirement   December 31, 2000  Served
------------------------  -------------------- ---------- ------------- ----------------- ---------
John D. Barrett II......        $60,552           None        None          $ 70,000          16
 Director
Barton M. Biggs.........           None           None        None              None          16
 Director
Gerard E. Jones.........        $60,552           None        None          $ 83,550          16
 Director
William G. Morton,              $29,856           None        None          $ 70,000          16
 Jr. ...................
 Director
Michael Nugent..........           None           None        None          $199,759          97
 Director
Fergus Reid.............        $60,552           None        None          $ 73,550          16
 Director

--------
/1/As of December 31, 2000, the total compensation from MSIF, Inc. that has been deferred by the Directors is as follows: Fergus Reid--$60,552.
* Members of the Board of Directors of MSSAF do not receive compensation for serving as directors of MSSAF.

   MSIF Trust

                                                                                            Number Of
                                                Pension Or               Total Compensation Funds In
                                Aggregate       Retirement                From MSIF Trust   The Fund
                              Compensation       Benefits                     And The        Complex
                             From MSIF Trust    Accrued As   Estimated      Fund Complex    For Which
                              During Fiscal      Part Of      Annual       During Fiscal    Trustee/
                               Year Ended          Fund    Benefits Upon     Year Ended     Director
Name of Person, Position  September 30, 2000/2/  Expenses   Retirement   September 30, 2000  Served
------------------------  --------------------- ---------- ------------- ------------------ ---------
Thomas P. Gerrity.......         $78,000           None        None           $ 78,000           1
 Trustee
Joseph J. Kearns........         $78,000           None        None           $ 78,000           1
 Trustee
Vincent R. McLean.......         $78,000           None        None           $ 78,000           1
 Trustee
C. Oscar Morong, Jr. ...         $78,000           None        None           $ 78,000           1
 Trustee
Michael Nugent..........            None           None        None           $199,759          97
 Director

--------
/2/As of September 30, 2000, the total compensation from MSIF Trust that has been deferred by the Trustees is as follows: Thomas P. Gerrity--$78,000, Joseph J. Kearns--$68,400, Vincent R. McLean--$78,000, C. Oscar Morong-- $48,000.

   As of June 30, 2001, to the knowledge of each Company's respective Adviser, the Trustees/Directors and executive officers of each Company, individually and as a group, beneficially own less than 1% of the outstanding shares of each Company or any series thereof.

      THE TRUSTEES/DIRECTORS OF EACH BOARD UNANIMOUSLY RECOMMEND THAT THE
              SHAREHOLDERS OF EACH COMPANY VOTE FOR EACH NOMINEE.

                            ADDITIONAL INFORMATION

General

   For the Morgan Stanley Funds, Inc., the presence at any Shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of such Company shall be necessary and sufficient to constitute a quorum for the transaction of business. For MSIF Trust, the presence at any Shareholders' meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of the Company shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meetings with respect to one or more Companies, the Proxies may propose one or more adjournments of the Meetings in accordance with applicable law to permit further solicitation of proxy votes if the Proposals did not receive the vote necessary for their passage or to obtain a quorum. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, Shareholders are urged to forward their voting instructions promptly.

   Appendix C sets forth the beneficial owners of more than 5% of each class of each Portfolio's shares. To the best of each Company's knowledge, as of August 3, 2001, no person owned beneficially more than 5% of any Portfolio's outstanding shares, except as stated in Appendix C.

Principal Underwriter and Administrator

   MSIM, Inc. serves as the Administrator of the Morgan Stanley Funds, Inc. Morgan Stanley & Co. Incorporated, whose principal address is 1221 Avenue of the Americas, New York, New York 10020, is the principal underwriter for the Morgan Stanley Funds, Inc.

   MSI serves as the Administrator of MSIF Trust and Morgan Stanley Fund Distribution, Inc. (formerly MAS Fund Distribution, Inc.), serves as MSIF Trust's principal underwriter. The principal address for both MSI and Morgan Stanley Fund Distribution, Inc. is One Tower Bridge, West Conshohocken, PA 19428.

                        REPORTS OF THE AUDIT COMMITTEES

   At meetings held on June 15, 2000 and July 14, 2000, respectively, the Board of Directors of the Morgan Stanley Funds, Inc. and the Board of Trustees of MSIF Trust, including a majority of the Trustees/Directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Company, selected new accounting firms to replace PricewaterhouseCoopers LLP as independent accountants for each Company for the fiscal years ending September 30, 2000 for MSIF Trust, and December 31, 2000 for the Morgan Stanley Funds, Inc. The Morgan Stanley Funds, Inc. selected Ernst & Young LLP and MSIF Trust selected Deloitte & Touche LLP (Deloitte & Touche LLP together with Ernst & Young LLP, the "New Independent Accountants," and individually, each a "New Independent Accountant"). The Audit Committee of each Company has received the written disclosures and the letter from their respective New Independent Accountant required by Independence Standards Board Standard No. 1 and has discussed with the respective New Independent Accountant the New Independent Accountant's independence with respect to such Company.

   The Audit Committee of Morgan Stanley Funds, Inc. is composed of Messrs. Jones and Morton, and the Audit Committee of MSIF Trust is composed of Messrs. Gerrity, Kearns, McLean and Morong.

   None of the Companies knows of any direct financial or material indirect financial interest of its New Independent Accountant in its Company. Although it is not expected that representatives of the New Independent Accountants will attend the Meetings, representatives will be available by telephone to respond to Shareholder questions, if any.

Audit Fees

   The aggregate fees paid to the New Independent Accountants in connection with the annual audit of each Company's financial statements for the fiscal year ended September 30, 2000 for MSIF Trust, and December 31, 2000 for Morgan Stanley Funds, Inc. are set forth below:

      MSIF, Inc........................................................ $636,250

      MSSAF............................................................ $ 25,000

      MSIF Trust....................................................... $548,000

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP to MSIM, Inc. and entities controlling, controlled by or under common control with MSIM, Inc. for the fiscal year ended December 31, 2000 was $385,000. No such services were performed for any of the Morgan Stanley Funds, Inc. For the fiscal year ended September 30, 2000, there were no fees billed for financial information systems design and implementation services rendered by Deloitte & Touche LLP to MSIM LP and entities controlling, controlled by or under common control with MSIM LP. No such services were performed for MSIF Trust.

All Other Fees

   The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to MSIM, Inc., and entities controlling, controlled by or under common control with MSIM, Inc. for the fiscal year ended December 31, 2000 was $2.9 million. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte & Touche LLP to MSIM LP and entities controlling, controlled by or under common control with MSIM LP for the fiscal year ended September 30, 2000 was $7.3 million. No such services were performed for any of the Morgan Stanley Funds, Inc. or MSIF

Trust. The Audit Committee of each Company has considered whether the provision of non-audit services is compatible with maintaining the independence of its respective New Independent Accountant.

Certain Other Matters Concerning the Companies' New Independent Auditors

   On July 5, 2000 and July 14, 2000, respectively, PricewaterhouseCoopers LLP resigned as the independent accountants for the Morgan Stanley Funds, Inc. and MSIF Trust. At meetings held on June 15, 2000, for the Morgan Stanley Funds, Inc., and July 14, 2000, for MSIF Trust, the Board of Trustees/Directors of each Company, including a majority of the Trustees/Directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of such Company, appointed its New Independent Accountants as independent accountants for such Company, effective with the resignation of PricewaterhouseCoopers LLP. In connection with its audits for 1998 and 1999, and through July 5, 2000 for the Morgan Stanley Funds, Inc. and July 14, 2000 for the MSIF Trust, the dates of PricewaterhouseCoopers LLP's resignation as the independent accountants for the Companies, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of each Company for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of each Company for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Submission of Shareholder Proposals

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Company at the address for each such Company shown at the beginning of this Proxy Statement, within a reasonable time before the applicable Company begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters

   No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meetings, the persons named in the enclosed proxy cards will vote thereon according to their best judgment in the interest of the applicable Company.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Boards,

                                          Mary E. Mullin
                                          Secretary,
                                          Morgan Stanley Institutional Fund,
                                           Inc.
                                          Morgan Stanley Strategic Adviser
                                           Fund, Inc.

                                          Richard J. Shoch
                                          Secretary,
                                          Morgan Stanley Institutional Fund
                                           Trust

Dated: August 23, 2001

                                                                      APPENDIX A

            OUTSTANDING SHARES OF THE COMPANIES AS OF AUGUST 3, 2001

Morgan Stanley Institutional Fund, Inc. ("MSIF, Inc.")

                                                        Number of votes to which each
Portfolio and Class       Number of shares outstanding        class is entitled
-------------------       ----------------------------- -----------------------------
Active International
 Allocation Portfolio
 Class A Shares.........                     44,530,675                    44,530,675
 Class B Shares.........                      1,509,923                     1,509,923
Asian Equity Portfolio
 Class A Shares.........                      6,380,046                     6,380,046
 Class B Shares.........                        137,355                       137,355
Asian Real Estate
 Portfolio
 Class A Shares.........                        306,164                       306,164
 Class B Shares.........                         62,175                        62,175
China Growth Portfolio..         Unfunded as of 8/03/01        Unfunded as of 8/03/01
Emerging Markets
 Portfolio
 Class A Shares.........                     77,434.597                    77,434,597
 Class B Shares.........                      1,439,091                     1,439,091
Emerging Markets Debt
 Portfolio
 Class A Shares.........                     14,939,499                    14,939,499
 Class B Shares.........                        132,622                       132,622
Equity Growth Portfolio
 Class A Shares.........                     50,369,803                    50,369,803
 Class B Shares.........                     13,088,811                    13,088,811
European Value Equity
 Portfolio
 Class A Shares.........                      4,523,146                     4,523,146
 Class B Shares.........                         92,031                        92,031
European Real Estate
 Portfolio
 Class A Shares.........                      1,557,608                     1,557,608
 Class B Shares.........                        133,545                       133,545
Fixed Income III
 Portfolio
 Class A Shares.........                     20,209,107                    20,209,107
 Class B Shares.........                        213,127                       213,127
Focus Equity Portfolio
 Class A Shares.........                      7,161,826                     7,161,826
 Class B Shares.........                      1,227,889                     1,227,889
Global Fixed Income II
 Portfolio
 Class A Shares.........                      2,096,316                     2,096,316
 Class B Shares.........                         28,722                        28,722
Global Value Equity
 Portfolio
 Class A Shares.........                      2,016,024                     2,016,024
 Class B Shares.........                      1,579,972                     1,579,972
Gold Portfolio..........  Not Operational as of 8/03/01 Not Operational as of 8/03/01
High Yield II Portfolio
 Class A Shares.........                     16,703,953                    16,703,953
 Class B Shares.........                      2,410,299                     2,410,299
International Equity
 Portfolio..............
 Class A Shares.........                    278,245,948                   278,245,948
 Class B Shares.........                      2,789,429                     2,789,429
International Magnum
 Portfolio..............
 Class A Shares.........                     14,359,207                    14,359,207
 Class B Shares.........                      1,448,002                     1,448,002
International Small Cap
 Portfolio..............
 Class A Shares.........                     23,511,647                    23,511,647
Japanese Value Equity
 Portfolio..............
 Class A Shares.........                      6,536,816                     6,536,816
 Class B Shares.........                        285,533                       285,533
Latin American
 Portfolio..............
 Class A Shares.........                      2,469,188                     2,469,188
 Class B Shares.........                         89,736                        89,736

                                                        Number of votes to which each
Portfolio and Class       Number of shares outstanding        class is entitled
-------------------       ----------------------------- -----------------------------
MicroCap Portfolio......         Unfunded as of 8/03/01        Unfunded as of 8/03/01
Money Market Portfolio..                  2,774,885,064                 2,774,885,064
Mortgage-Backed                  Unfunded as of 8/03/01        Unfunded as of 8/03/01
 Securities Portfolio...
Municipal Bond            Not Operational as of 8/03/01 Not Operational as of 8/03/01
 Portfolio..............
Municipal Money Market
 Portfolio
 Class A Shares.........                  1,309,840,091                 1,309,840,091
Small Company Growth
 Portfolio
 Class A Shares.........                      8,391,925                     8,391,925
 Class B Shares.........                     15,155,591                    15,155,591
Technology Portfolio
 Class A Shares.........                      3,937,181                     3,937,181
 Class B Shares.........                        303,973                       303,973
U.S. Equity Plus          Not Operational as of 8/03/01 Not Operational as of 8/03/01
 Portfolio..............
U.S. Real Estate
 Portfolio
 Class A Shares.........                     44,581,744                    44,581,744
 Class B Shares.........                      1,608,634                     1,608,634
Value Equity Portfolio
 Class A Shares.........                      8,923,151                     8,923,151
 Class B Shares.........                      1,866,659                     1,866,659

Morgan Stanley Strategic Adviser Fund, Inc. ("MSSAF")

                                Number of shares          Number of votes to which
Portfolio and Class                outstanding             each class is entitled
-------------------       ----------------------------- -----------------------------
Aggressive Portfolio
 Class A Shares.........                    940,855.198                   940,855.198
 Class B Shares.........                     71,739.227                    71,739.227
Conservative Portfolio
 Class A Shares.........                    333,505.112                   333,505.112
 Class B Shares.........                     64,542.901                    64,542.901
Moderate Portfolio
 Class A Shares.........                    987,573.722                   987,573.722
 Class B Shares.........                     99,952.263                    99,952.263

Morgan Stanley Institutional Fund Trust ("MSIF Trust")

                                                          Number of votes to which
Portfolio and Class       Number of shares outstanding     each class is entitled
-------------------       ----------------------------- -----------------------------
Advisory Foreign Fixed                   56,420,104.521                56,420,104.521
 Income Portfolio.......
Advisory Foreign Fixed                    5,600,125.758                 5,600,125.758
 Income II Portfolio....
Advisory Mortgage                       712,071,773.337               712,071,773.337
 Portfolio..............
Balanced Plus                    Unfunded as of 8/03/01        Unfunded as of 8/03/01
 Portfolio..............
Balanced Portfolio
 Adviser Class Shares...                  5,025,463.757                 5,025,463.757
 Institutional Class                     38,044,201.970                38,044,201.970
  Shares................
 Investment Class                           582,722.465                   582,722.465
  Shares................
Cash Reserves Portfolio
 Institutional Class                    137,773,768.547               137,773,768.547
  Shares................
 Investment Class                         4,138,782.320                 4,138,782.320
  Shares................
Domestic Fixed Income
 Portfolio
 Adviser Class Shares...                    387,038.640                   387,038.640
 Institutional Class                     16,692,288.435                16,692,288.435
  Shares................
Equity Portfolio
 Adviser Class Shares...                    569,935.156                   569,935.156
 Institutional Class                     41,974,991.424                41,974,991.424
  Shares................
 Investment Class Shares

                                    Number of shares       Number of shares
Portfolio and Class                   outstanding            outstanding
-------------------              ---------------------- ----------------------
Fixed Income Portfolio
 Adviser Class Shares...........         14,570,045.676         14,570,045.676
 Institutional Class Shares.....        351,023,031.609        351,023,031.609
 Investment Class Shares........          6,769,834.893          6,769,834.893
Fixed Income II Portfolio
 Institutional Class Shares.....         25,182,805.512         25,182,805.512
Global Fixed Income Portfolio
 Institutional Class Shares.....          3,835,296.111          3,835,296.111
Growth Portfolio................ Unfunded as of 8/03/01 Unfunded as of 8/03/01
High Yield Portfolio
 Adviser Class Shares...........         16,662,858.892         16,662,858.892
 Institutional Class Shares.....        131,811,304.879        131,811,304.879
 Investment Class Shares........          1,663,825.347          1,663,825.347
Intermediate Duration Portfolio
 Institutional Class Shares.....          4,961,556.466          4,961,556.466
 Investment Class Shares........          3,840,678.461          3,840,678.461
International Fixed Income
 Portfolio
 Institutional Class Shares.....         10,640,059.709         10,640,059.709
Limited Duration Portfolio
 Institutional Class Shares.....         19,720,615.423         19,720,615.423
Mid Cap Growth Portfolio
 Adviser Class Shares...........         45,008,888.361         45,008,888.361
 Institutional Class Shares.....         71,299,215.812         71,299,215.812
Mid Cap Growth II Portfolio
 Adviser Class Shares...........
 Institutional Class Shares.....            515,411.661            515,411.661
Mid Cap Value Portfolio
 Adviser Class Shares...........          6,214,841.432          6,214,841.432
 Institutional Class Shares.....         65,653,604.193         65,653,604.193
 Investment Class Shares........          2,722,168.135          2,722,168.135
Multi-Asset-Class Portfolio
 Adviser Class Shares...........
 Institutional Class Shares.....         14,119,403.947         14,119,403.947
 Investment Class Shares........            516,570.403            516,570.403
Municipal Portfolio
 Institutional Class Shares.....         13,440,882.334         13,440,882.334
NY Municipal Portfolio.......... Unfunded as of 8/03/01 Unfunded as of 8/03/01
Small Cap Growth Portfolio
 Adviser Class Shares...........            541,545.141            541,545.141
 Institutional Class Shares.....          8,201,497.116          8,201,497.116
Small Cap Value Portfolio
 Adviser Class Shares...........          3,651,146.091          3,651,146.091
 Institutional Class Shares.....         68,437,151.307         68,437,151.307
Special Purpose Fixed Income
 Portfolio
 Institutional Class Shares.....         28,047,835.942         28,047,835.942
Strategic Small Value Portfolio
 Institutional Class Shares.....            248,562.038            248,562.038
Targeted Duration Portfolio..... Unfunded as of 8/03/01 Unfunded as of 8/03/01
Value Portfolio
 Adviser Class Shares...........         61,864,532.758         61,864,532.758
 Institutional Class Shares.....         49,897,155.577         49,897,155.577
 Investment Class Shares........          1,532,804.750          1,532,804.750
Value II Portfolio.............. Unfunded as of 8/03/01 Unfunded as of 8/03/01

                                                                     APPENDIX B

       ADDITIONAL INFORMATION REGARDING OFFICERS AND TRUSTEES/DIRECTORS,
                           INCLUDING SHARE OWNERSHIP

   Information about the Companies' current Trustees/Directors and executive officers is set forth below. Each officer of the respective Company will hold such office until a successor has been duly elected by the Board of Trustees/Directors. Each Trustee/Director will hold such office until the Company holds its next meeting of shareholders or until his successor is duly elected or qualified.

Morgan Stanley Institutional Fund, Inc. ("MSIF, Inc.")
Morgan Stanley Strategic Adviser Fund, Inc. ("MSSAF")
Morgan Stanley Institutional Fund Trust ("MSIF Trust")

                               Position and
                                 term of                               Amount and nature of
Name, address and date         office with      Title of class(es)     beneficial ownership  Percent of
of birth                       the Company      beneficially owned     as of June 30, 2001     Class
----------------------        -------------- ------------------------ ---------------------- ----------
John D. Barrett II..........  Director--     MSIF, Inc.:                                           *
Barrett Associates Inc.       MSIF, Inc.      Emerging Markets--Class       14,103.471
565 Fifth Avenue              (since May      A                             8,072.394
New York, NY 10135            1995),          International Equity--
8/21/35                       MSSAF (since    Class A
                              May 1997),
                              Nominee for
                              Trustee--MSIF
                              Trust

Thomas L. Bennett/1/,/2/....  Chairman of    None                              None             None
Morgan Stanley Investment     the Board of
Management Inc.               Trustees and
One Tower Bridge              Trustee (since
West Conshohocken, PA 19428   November 1993)
10/4/47                       --MSIF Trust

Barton M. Biggs/1/..........  Chairman and   MSIF, Inc.:
Morgan Stanley Investment     Director--      Municipal Money Market      1,753,076.000            *
Management Inc.               MSIF, Inc.      US Real Estate--Class A      819,953.455         1.907
1221 Avenue of the Americas   (since May      Active International         517,769.941         1.203
New York, NY 10020            1995), MSSAF    Allocation-- Class A
11/26/32                      (since May      Money Market                 880,074.930             *
                              1997), Nominee
                              for
                              Trustee--MSIF
                              Trust

Thomas P. Gerrity...........  Trustee--MSIF  MSIF Trust:                                           *
219 Grays Lane                Trust           Small Cap Growth--             1,520.142
Haverford, PA 19041           (since           Institutional
7/13/41                       November
                              1996), Nominee
                              for Director--
                              MSIF, Inc.,
                              MSSAF

Gerard E. Jones.............  Director--     MSIF Trust:                                           *
Shipman & Goodwin, LLP        MSIF, Inc.      Mid Cap Value--                 635.768
43 Arch Street                (since          Institutional
Greenwich, CT 06830           September       MSIF, Inc.:                   159,160.680
1/23/37                       1988), MSSAF    Money Market                  14,506.190
                              (since May      International Small
                              1997),          Cap--Class A                  67,895.060             *
                              Nominee for     Active International           7,924.081             *
                              Trustee--       Allocation-- Class A
                              MSIF Trust      US Real Estate--Class A

Joseph J. Kearns............  Trustee--MSIF  MSIF Trust:                                           *
6287 Via Escondido            Trust           Multi Asset Class--            2,772,798
Malibu, CA 90265              (since August   Institutional
8/2/42                        1994),
                              Nominee for
                              Director--
                              MSIF, Inc.,
                              MSSAF

Vincent R. McLean...........  Trustee--MSIF  MSIF Trust:
702 Shackamaxon Dr.           Trust           Mid Cap Growth--                415.176              *
Westfield, NJ 07090           (since          Institutional
6/1/31                        February
                              1996), Nominee
                              for Director--
                              MSIF, Inc.,
                              MSSAF

                                                                           Amount and
                                                                            nature of
                               Position and                                beneficial
                                 term of                                    ownership
Name, address and date         office with        Title of class(es)          as of      Percent of
of birth                       the Company        beneficially owned      June 30, 2001    Class
----------------------        --------------  --------------------------  -------------  ----------
C. Oscar Morong, Jr.........  Trustee--MSIF    MSIF Trust:
1385 Outlook Drive West       Trust             Cash Reserves--             10,809.700         *
Mountainside, NJ 07092        (since August     Institutional               15,084.964         *
4/22/35                       1993),            High Yield--Institutional   27,862.531         *
                              Nominee for       Limited Duration--          9,058.272          *
                              Director--        Institutional
                              MSIF, Inc.,       Small Cap Growth--
                              MSSAF             Institutional

William G. Morton, Jr.......  Director--       MSIF, Inc.:
100 Franklin Street           MSIF, Inc.        Money Market               304,065.940         *
Boston, MA 02110              (since June
3/13/37                       2000),
                              MSSAF (since
                              June 2000),
                              Nominee for
                              Trustee--MSIF
                              Trust

Michael Nugent..............  Director--       None                           None          None
c/o Triumph Capital, L.P.     MSIF, Inc.
237 Park Avenue               (since July
New York, NY 10017            2001),
5/25/36                       MSSAF (since
                              July 2001),
                              MSIF Trust
                              (since July
                              2001)

Fergus Reid.................  Director--       MSIF, Inc.:
85 Charles Colman Blvd.       MSIF, Inc.        Active                                         *
Pawling, NY 12564             (since May        International Allocation-- 44,211,677
8/12/32                       1995),             Class A                    8,976,746
                              MSSAF (since      International Small Cap    11,179,630
                              May 1997),        Money Market               11,450,418
                              Nominee for       US Real Estate--Class A
                              Trustee--MSIF
                              Trust

Ronald E. Robison/1/........  President        None                           None          None
Morgan Stanley Investment     (since March
Management Inc.               2001) and
1221 Avenue of the Americas   Nominee for
New York, NY 10020            Director--
1/13/39                       MSIF, Inc.,
                              MSSAF, Nominee
                              for Trustee--
                              MSIF Trust

James H. Scott/1/,/2/.......  Trustee--MSIF    None                           None          None
Morgan Stanley Investment     Trust (since
Management Inc.               November 1999)
One Tower Bridge
West Conshohocken, PA 19428
12/22/42

Lorraine Truten.............  President--      None                           None          None
Morgan Stanley Investments    MSIF Trust
LP                            (since May
One Tower Bridge              1999)
West Conshohocken, PA 19428
5/11/61

Stefanie V. Chang...........  Vice             MSIF, Inc.:
Morgan Stanley Investment     President--       Money Market                1,687.710          *
Management Inc.               MSIF, Inc.,
1221 Avenue of the Americas   MSSAF (since
New York, NY 10020            December, 1997)
11/30/66

Arthur J. Lev...............  Vice             None                           None          None
Morgan Stanley Investment     President--
Management Inc.               MSIF, Inc.,
1221 Avenue of the Americas   MSSAF (since
New York, NY 10020            June, 2000)
09/23/61

                                                                        Amount and
                                                                         nature of
                               Position and                             beneficial
                                 term of                                 ownership
Name, address and date         office with       Title of class(es)        as of     Percent of
of birth                       the Company       beneficially owned    June 30, 2001   Class
----------------------        --------------  ------------------------ ------------- ----------
Joseph P. Stadler...........  Vice            None                         None         None
Morgan Stanley Investment     President--
Management Inc.               MSIF, Inc.,
1221 Avenue of the Americas   MSSAF (since
New York, NY 10020            January 1997)
6/7/54

James A. Gallo..............  Vice President  None                         None         None
Morgan Stanley Investments    (since May
LP                            1999) and
One Tower Bridge              Treasurer
West Conshohocken, PA 19428   (since May
6/18/64                       1998)--MSIF
                              Trust

Mary E. Mullin..............  Secretary--     None                         None         None
Morgan Stanley Investment     MSIF, Inc.,
Management Inc.               MSSAF (since
1221 Avenue of the Americas   June 1999)
New York, NY 10020
3/22/67

Richard J. Shoch............  Secretary--     None                         None         None
Morgan Stanley Investments    MSIF Trust
LP                            (since May
One Tower Bridge              1999)
West Conshohocken, PA 19428
10/28/66

Belinda A. Brady............  Treasurer--     None                         None         None
J.P. Morgan Investor          MSIF, Inc.,
Services Co.                  MSSAF (since
73 Tremont Street             September 1999)
Boston, MA 02108-3913
1/23/68

Robin L. Conkey.............  Assistant       None                         None         None
J.P. Morgan Investor          Treasurer--
Services Co. 73 Tremont       MSIF, Inc.,
Street                        MSSAF (since
Boston, MA 02108-3913         December 1999)
5/11/70

--------
/1/"Interested person" within the meaning of the 1940 Act.
/2/The Board of MSIF Trust will accept the resignations of Thomas L. Bennett and James H. Scott effective as of the election of new Trustees at the Meeting.
* As of June 30, 2001, the percentage of shares of the class beneficially owned by Trustee/Director, officer or nominee for director, does not exceed one percent of the class.

   As of June 30, 2001, Directors and officers of the Morgan Stanley Funds, Inc., as a group, beneficially owned more than 1% of the outstanding shares of the following classes of the Company: U.S. Real Estate Portfolio--Class A Shares; 1.87%.

                                                                      APPENDIX C

                               BENEFICIAL OWNERS

   To the knowledge of the management of each Company, as of June 30, 2001, the following were beneficial owners of more than 5% of the outstanding shares of a class of any Portfolio of a Company's voting securities.

Morgan Stanley Institutional Fund, Inc.

                                                                             Percent of
                                                              Amount and   Total Shares of
                                                               nature of      Class of
     Title of Portfolio/Class                                 Beneficial      Portfolio
        Beneficially Owned             Name & Address          Ownership     Outstanding
     ------------------------     ------------------------   ------------- ---------------
 Active International Allocation: The Trustees Of Columbia   7,022,737.782      14.7%
                                  University in the
 Class A                          City of NY
                                  Attn: Anil Jaisinghani
                                  475 Riverside Dr., Suite
                                  401
                                  New York, NY 10115

                                  Puerto Rico Telephone      5,082,123.718      10.6%
                                  Company
                                  Attn: Jaime Vila
                                  1500 Roosevelt Ave.
                                  San Juan, Puerto Rico

                                  Cmbl. Ms Ferron Equity     3,157,843.900       6.6%
                                  Attn: Josephine Glass
                                  22nd Fl.
                                  1221 Avenue Of The
                                  Americas
                                  New York, NY 10020

                                  University Of Illinois     2,632,091.723       5.5%
                                  Foundation
                                  1305 West Green St.
                                  Urbana, IL 61801

                                  Western Metal Industry     2,600,573.376       5.4%
                                  C/O Miller Anderson &
                                  Sherrerd
                                  One Tower Bridge
                                  West Conshohocken, PA
                                  19428

                                  Dean Witter Reynolds       2,358,748.779       4.9%
                                  Inc.
                                  5 World Trade Center
                                  6th Floor
                                  New York, NY 10048

 Asian Equity:                    MAC & Co.                  2,770,506.885      39.3%
 Class A                          A/C Mswf1000242
                                  Mutual Funds Operations
                                  P.O. Box 3198
                                  Pittsburgh, PA 15230-
                                  3198

                                  Association De             1,766,027.490      25.0%
                                  Biefsaissance Et De
                                  Retraite
                                  Des Pollciers De La
                                  Communaue
                                  480 Gilford Street Suite
                                  200
                                  Montreal, Quebec
                                  Canada

                                  Byrd & Co.                   388,547.494       5.5%
                                  123 South Broad St.
                                  Philadelphia, PA 19109

 Asian Equity:                    Morgan Stanley Co.            39,591.887      28.8%
 Class B                          FBO James L Sarah M
                                  Barksdale
                                  Unitrust Dtd. 2-6-96
                                  800 Woodlands Parkway,
                                  Ste. 118
                                  Ridgeland, MS 39157


                                                                                  Percent of
    Title of                                                       Amount and   Total Shares of
Portfolio/Class                                                     nature of      Class of
  Beneficially                                                     Beneficial      Portfolio
     Owned                         Name & Address                   Ownership     Outstanding
---------------     --------------------------------------------- ------------- ---------------
                    The Pickwick Group LP Intl.                      13,197.296      9. 2%
                    C/O Walter Denny
                    800 Woodlands Pky., Ste 118
                    Ridgeland, MS 39157-5215

                    Morgan Stanley Co.                               13,197.296       9.6%
                    FBO John David Barksdale Intl.
                    Attn: Walter Denny
                    800 Woodlands Parkway Ste. 118
                    Ridgeland, MS 39157

                    Berl Bernhard & Karen Bernhard                   11,034.984       8.0%
                    TTEE FBO The Berl Bernhard Tr.
                    1693 Epping Farms Ln.
                    Annapolis, MD 21401

                    Morgan Stanley Co.                                8,287.684       6.0%
                    FBO The Holmes Family Trust
                    Arthur Logan Harris Holmes
                    1701 Monte Viento Drive
                    Malibu, CA 90265

                    Morgan Stanley Co.                                8,153.471       5.9%
                    FBO Phyllis Janet Holmes Trustee Unitrust
                    Dtd. 6 7 19961701 Monte Viento Drive
                    Malibu, CA 90265

Asian Real Estate:  Morgan Stanley Asset Management Inc.            300,000.000      98.0%
Class A             Attn: Elisa Divito
                    1221 Avenue of The Americas
                    New York, NY 10020

Asian Real Estate:  Morgan Stanley Co.                               44,246.006      71.8%
Class B             FBO The Cathryn R. Fortune Char.
                    5505 Lake Washington Blvd. N.E., Unit 1d
                    Kirkland, WA 98033

                    Ned McCarthy Trust                               15,787.921      25.6%
                    3 Sugar Maple Ln.
                    Hanover, NH 03755

Emerging Markets:   Charles Schwab & Co., Inc.                    5,080,189.760       6.3%
Class A             Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA 94104

                    MAC & Co.                                     4,058,861.851       5.1%
                    A/C MSWF 1000252
                    P.O. Box 3198
                    Pittsburgh, PA 15230-3198

Emerging Markets:   Fidelity Investments Institutional Operations   778,050.069      48.1%
Class B             FIIOC
                    100 Magellan Way
                    Covington, KY 41015

                    Capinco                                         214,129.093      13.2%
                    C/O Firstar Trust Company
                    P.O. Box 1787
                    Milwaukee, WI 53201-1787


                                                                              Percent of
    Title of                                                   Amount and   Total Shares of
Portfolio/Class                                                 nature of      Class of
  Beneficially                                                 Beneficial      Portfolio
     Owned                         Name & Address               Ownership     Outstanding
---------------         ------------------------------------- ------------- ---------------
                        IMS & Co.                               106,471.249      6.59%
                        P.O. Box 3865
                        Englewood, CO 80155

Emerging Markets Debt:  MAC & Co.                             3,605,917.096       23.%
Class A                 A/C MSWF 1000142
                        P.O. Box 3198
                        Pittsburgh, PA 15230-3198

                        Charles Schwab & Co. Inc.             2,920,579.231      19.3%
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

                        Wellesley College                     2,300,083.807      15.2%
                        Attn: Robert Bower
                        139 Green Hall
                        Wellesley, MA 02481

                        Saxon & Co                              931,215.598       6.1%
                        FBO 09 Erie Insurance Exchange
                        P.O. Box 7780-1888
                        Philadelphia, PA 19182

Emerging Markets Debt:  Brenton D. Anderson                      47,239.293      35.6%
Class B                 P.O. Box 663
                        Norwich, VT 05055

                        Bartlett And Company Grain               36,713.340      27.6%
                        Charitable Foundation
                        4800 Main St., Ste. 600
                        Kansas City, MO 64112

                        Morgan Stanley Co.                       36,706.889      27.6%
                        FBO FFP Investments Ltd., Suite 101
                        San Antonio, TX 78209

                        Paul E Hellmers & H. Anthony Hellmers     6,922.396       5.2%
                        C/O Centre Solutions
                        One Chase Manhattan Plaza
                        New York, NY 10005

Equity Growth:          MAC & Co.                             7,767,235.061      17.1%
Class A                 A/C Mswf1000072
                        Mutual Funds Operations
                        P.O. Box 3198
                        Pittsburgh, PA 15230-3198

                        Fidelity Investments Institutional    7,321,821.920      16.1%
                        Operations FIIOC
                        100 Magellan Way
                        Covington, KY 41015

                        Fidelity Management Trust             6,804,896.704      15.0%
                        Company As Trustee For
                        GTE Master Mail Zone M3
                        82 Devonshire St.
                        Boston, MA 02109

                        MAC & Co.                             2,581,650.167      5.71%
                        A/C MSWF 4000072
                        P.O. Box 3198
                        Pittsburgh, PA 15230-3198


                                                                                      Percent of
                                                                       Amount and   Total Shares of
Title of                                                                nature of      Class of
Portfolio/Class                                                        Beneficial      Portfolio
  Beneficially Owned                   Name & Address                   Ownership     Outstanding
--------------------    --------------------------------------------- ------------- ---------------
Equity Growth:          Manufacturers Life Insurance Co. USA          6,719,812.800      37.7%
Class B                 250 Bloor Street East, 7th Floor
                        Toronto, Ontario M4W1E5
                        Canada

                        Bankers Trust Co. As Custodian                4,773,757.246      26.7%
                        For Marriott Int'l Inc.
                        And Savings Plan And Trust
                        100 Plaza One
                        Attn: Donna Dekowski
                        Jersey City, NJ
                        07311-3999

                        Fidelity Investments Institutional Operations 3,480,949.386      19.5%
                        FIIOC
                        100 Magellan Way
                        Covington, KY 41015

European Value Equity:  Jessica Hobby Catto                             322,329.088       7.1%
Class A                 Separate Property
                        Attn: S. Farrimond
                        200 Navarro Suite 200
                        San Antonio, TX 78205

                        Frank R. Mori                                   234,300.706       5.1%
                        935 Park Ave, Apt. 16 A
                        New York, NY 10028-0212

                        RVP Development Corporation Suite 450           232,677.050       5.1%
                        20 Monroe Ave. N.W.
                        Grand Rapids, MI 49503

European Value Equity:  Wayne Gretzky, Trustee                           38,573.289      44.2%
Class B                 650 North Sepulveda Blvd.
                        Los Angeles, CA 90049

                        Karen Zateslo Gray                               12,813.279      14.7%
                        Cust. For John David Gray Under II UGMA
                        301 N Sheridan Rd Lake Forest, IL 60045

                        Dr. Martin B Meyerson                            10,476.691      12.0%
                        Acct. II International
                        1601 Landfall Dr.
                        Wilmington, NC 28405-4255

                        Morgan Stanley Co.                                9,462.913      10.8%
                        FBO Sandra Titus McKinstry
                        7264 South Jasmine Ct.
                        Englewood, CO 80112

European Real Estate:   United Jewish Appeal Federation Of Jewish       498,504.487      32.3%
Class A                 Philanthropies New York, Inc.
                        130 East 59th Street
                        New York, NY 10022-1302

                        Trustees Of Dartmouth College                   360,469.644      23.3%
                        7 Lebanon St.
                        Suite 305
                        P.O. Box 31
                        Hanover, NH 03755

                        Plum Coulee Partnership                         168,431.184      10.9%
                        499 Park Ave., 26th Floor
                        New York, NY 10022


                                                                                     Percent of
                                                                      Amount and   Total Shares of
Title of                                                               nature of      Class of
Portfolio/Class                                                       Beneficial      Portfolio
  Beneficially Owned                  Name & Address                   Ownership     Outstanding
--------------------   --------------------------------------------- ------------- ---------------
                       Retirement Plan For Employees Of United         149,551.346       9.7%
                       Jewish Appeal Federation Of Jewish Affiliated
                       Institutions & Agencies
                       130 East 59th Street
                       Franklin D. Roosevelt, NY 10022-1302

                       Morgan Stanley Co.                              106,072.748       6.8%
                       FBO The C. J. Mack Foundation
                       91 Sunset Lane
                       Rye, NY 10580

European Real Estate:  Morgan Stanley Co.                               33,966.456      23.7%
Class B                FBO The Cathryn R. Fortune Char.
                       5505 Lake Washington Blvd. NE
                       Unit 1d
                       Kirkland, WA 98033

                       Morgan Stanley Co.                               22,351.658      15.6%
                       FBO Irene R. Miller
                       186 Riverside Drive, Apt. 10e
                       New York, NY 10024

                       Morgan Stanley Co.                               15,503.876      10.8%
                       FBO R. Roderic Mcmahan Peggy Ann, Ann
                       Mcmahan Fam. Tr. Dd. 12 19 92
                       P.O. Box 467
                       Carmel Valley, CA 93924

                       Morgan Stanley Co.                               14,534.884      10.1%
                       FBO David Ann M. Lawrence Separate Prop.
                       Of Ann M. Lawrence
                       1330 Red Brome Place
                       Arroyo Grande, CA 93420

                       Morgan Stanley Co.                               14,534.884      10.1%
                       FBO Bruce A. Moravec
                       of The Moravec Family Trust
                       650 E. 5th Avenue
                       Escondido, CA 92025

                       Nora Effron                                      11,648.473       8.1%
                       1070 Park Avenue
                       New York, NY 10128

                       Ned McCarthy Trust                               10,848.775       7.5%
                       3 Sugar Maple Ln.
                       Hanover, NH 03755

                       Morgan Stanley Co.                                8,221.946       5.7%
                       FBO C. Robert Kidder Mary G Kidder 1991
                       Kidder Family Trust
                       900 Knollwood Drive
                       Santa Barbara, CA 93108

Fixed Income III:      MAC & Co.                                     6,907,527.736      34.9%
Class A                A/C Vcbf1000052
                       Mutual Funds Operations
                       P.O. Box 3198
                       Pittsburgh, PA 15230-3198


                                                                             Percent of
                                                              Amount and   Total Shares of
Title of                                                       nature of      Class of
Portfolio/Class                                               Beneficial      Portfolio
  Beneficially Owned               Name & Address              Ownership     Outstanding
--------------------     ----------------------------------- ------------- ---------------
                         Fleet National Bank                 1,941,834.999       9.8%
                         Attn: 0001396250
                         P.O. Box 92800
                         Rochester, NY 14692-8900

                         MAC & Co.                           1,812,869.479       9.1%
                         A/C Vcbf4000052
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230-3198

Fixed Income III:        Morgan Stanley Co.                     37,326.945      16.3%
Class B                  FBO Carolyn S. Young
                         514 Chestertown Street
                         Gaithersburg, MD 20878

                         Morgan Stanley Co.                     36,544.998      16.0%
                         FBO Burton D. Cohen
                         3912 Zenith Ave South
                         Minneapolis, MN 55410

                         C Marks Hinton Jr.                     19,774.760       8.6%
                         IRA R/O 49
                         Briar Hollow Lane 1705
                         Houston, TX 77027-9309

                         Morgan Stanley Co.                     14,174.843       6.2%
                         FBO Annmarie Demartino
                         IRA Rollover
                         420 Avenue L
                         Brooklyn, NY 11230

                         Morgan Stanley Co.                     13,921.129       6.1%
                         FBO Charles H. Gross, Joan D. Gross
                         Def. Ben. Pen. Pl. Dtd. 1 1 86
                         186 Riverside Dr. 9e
                         New York, NY 10024

                         Morgan Stanley Co.                     11,807.625       5.1%
                         FBO Joan H. Giblichman IRA
                         3860 Mission Hills Road S.
                         Northbrook, IL 60062

Focus Equity:            MAC & Co.                           2,920,622.930      41.6%
Class A                  A/C MSWF 1000192
                         P.O. Box 3198
                         Pittsburgh, PA 15230-3198

Global Fixed Income II:  Morgan Stanley Co.                  1,094,589.690      51.4%
Class A                  FBO Northern Trust
                         As Custodian
                         P O Box 92956
                         Chicago, IL 60675

                         National Bulk Carriers                419,128.710      19.7%
                         Attn: David Fey
                         605 Third Ave.
                         33rd Floor
                         New York, NY 10158

                         Two Ten International Footwear        137,100.278       6.4%
                         Foundation Inc.
                         1466 Main St.
                         Waltham, MA 02451


                                                                                     Percent of
                                                                       Amount and  Total Shares of
Title of                                                                nature of     Class of
Portfolio/Class                                                        Beneficial     Portfolio
  Beneficially Owned                    Name & Address                  Ownership    Outstanding
--------------------     --------------------------------------------- ----------- ---------------
                         Alan Brenninkmeyer                            117,380.477        5.5%
                         C/O Cambrian Management Ltd.
                         1114 Avenue Of The Americas, Suite 2802
                         New York, NY 10036-7703

Global Fixed Income II:  David Brooks Gendron                           20,842.994       54.7%
Class B                  424 East 57th St.
                         Apt. 3d
                         New York, NY 10022

                         Morgan Stanley Co.                              9,233.610       24.2%
                         FBO Christopher Holtsberg
                         11 Roxanne Rd.
                         Groton, MA 01450

                         George N. Fugelsang & Susan P Fugelsang         6,078.037       15.9%
                         17 Calhoun Dr.
                         Greenwich, CT 06831

                         Morgan Stanley Co.                              1,914.313        5.0%
                         FBO Anthony F. Rowland
                         1114 Ave Of The Americas
                         New York, NY 10036

Global Value Equity:     Balsa & Co.                                   453,171.466       21.3%
Class A                  C/O Chase Manhattan Bank Quality Assurance
                         Dept 16-Hcb-340
                         P.O. Box 2558
                         Houston, TX 77252-8340

                         Fidelity Investments Institutional Operations 250,672.220      11.8%
                         FIIOC
                         100 Magellan Way
                         Covington, KY 41015

                         Royal Trust Global Securities Re: NBtel       233,422.274      10.9%
                         MSDW
                         MPPP 108-433-021
                         Attn: Darlene Claes-Mckinnon
                         5161 George St., 4th Floor
                         Halifax, Nova Scotia B3j1m7
                         Canada

                         Morgan Stanley Co.                            131,304.455       6.1%
                         FBO R. Kingman Webster, Dee Webster
                         Charitable Remainder Unitrust
                         5 Tamys Lane
                         Andover, MA 01810

                         HealthOne Unit 217                            130,556.923       6.1%
                         600 South Cherry St.
                         Denver, CO 80246

                         Fleet National Bank                           126,919.609       5.9%
                         Attn: 0001396250
                         P.O. Box 92800
                         Rochester, NY 14692-8900

                         Joelson Foundation C/O Mitchell               120,248.085       5.6%
                         190 Whitehall Bvd.
                         Garden City, NY 11530


                                                                                     Percent of
    Title of                                                          Amount and   Total Shares of
Portfolio/Class                                                        nature of      Class of
  Beneficially                                                        Beneficial      Portfolio
     Owned                            Name & Address                   Ownership     Outstanding
---------------        --------------------------------------------- ------------- ---------------
Global Value Equity:   Fidelity Investments Institutional Operations 1,332,794.314      84.2%
Class B                FIIOC
                       100 Magellan Way
                       Covington, KY 41015

High Yield II:         MAC & Co.                                     4,716,102.094      29.2%
Class A                A/C MSWF 1000132
                       P.O. Box 3198
                       Pittsburgh, PA 15230-3198

                       MAC & Co.                                     2,426,153.945      15.0%
                       A/C MSWF 4000132
                       P.O. Box 3198
                       Pittsburgh, PA 15230-3198

                       MAC & Co.                                     1,242,192.372       7.6%
                       A/C MSWF 5000122
                       P.O. Box 3198
                       Pittsburgh, PA 15230-3198

                       Janx Partners LP II                             873,014.752       5.4%
                       Attn: John Naporano
                       One Gateway Center, Suite 900
                       Newark, NJ 07102

High Yield II:         Morgan Stanley Co.                            1,053,037.798      41.8%
Class B                FBO Universal Computer Consulting
                       300 Delaware Ave., Ste. 1704
                       Wilmington, DE 19801

                       Morgan Stanley Co.                              153,398.233       6.0%
                       FBO Blake Hogan And Shawn Hogan
                       High Yield Bond Fund AC 30
                       Farnham Park
                       Houston, TX 77024

                       Morgan Stanley Co.                               28,892.268       5.1%
                       FBO Paul W. Hobby 1986 Trust
                       2131 San Felipe
                       Houston, TX 77019

                       Morgan Stanley Co.                              126,747.047       5.0%
                       FBO Joseph M. Mansour
                       P.O. Box 160834
                       Austin, TX 78716

International Equity:  Memphis Commerce Square                       1,021,931.912      44.6%
Class B                Trust Division
                       C/O National Trust Bank Of Commerce
                       P.O. Box 30010 M02-1
                       Durham, NC 27702-3010

                       Memphis Commerce Square                         387,377.190      16.9%
                       Trust Division
                       C/O National Trust Bank Of Commerce
                       P.O. Box 30010 M02-1
                       Durham, NC 27702-3010

                       1st Source Bank TTEE                            376,631.660      16.4%
                       FBO Morris & Co
                       Attn: John Seidl
                       P.O. Box 1602
                       South Bend, IN 46634-1602

                                                                                       Percent of
    Title of                                                            Amount and   Total Shares of
Portfolio/Class                                                          nature of      Class of
  Beneficially                                                          Beneficial      Portfolio
     Owned                              Name & Address                   Ownership     Outstanding
---------------          --------------------------------------------- ------------- ---------------
                         The Vanguard Fiduciary Trust Co.                219,789.571       9.6%
                         613 Outside Funds
                         P.O. Box 2600
                         Valley Forge, PA 19482

International Magnum:    Bankers Trust TTEE                            4,658,212.089      29.1%
Class A                  Mailstop 3048
                         100 Plaza One
                         Jersey City, NJ 07311

                         Bankers Trust TTEE                            2,444,480.351      15.2%
                         Mailstop 3048
                         100 Plaza One Plz.
                         Jersey City, NJ 07311

                         Wells Fargo Bank Minnesota N.A.               1,885,764.977      11.7%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         Atwell & Co.                                  1,672,402.410      10.4%
                         A/C 06214696
                         P.O. Box
                         2044 Peck Slip Station
                         New York, NY 10038

                         SBLI USA Mutual Life Insurance                1,266,371.386       7.9%
                         460 W 34th St., Suite 800
                         New York, NY 10001

                         Dean Witter Reynolds Inc.                     1,061,165.534       6.6%
                         5 World Trade Center, 6th Floor
                         New York, NY 10048

International Magnum:    Fidelity Investments Institutional Operations 1,196,372.376      67.2%
Class B                  FIIOC
                         100 Magellan Way
                         Covington, KY 41015

                         IMS & Co                                      1,187,902.356      57.4%
                         P.O. Box 3865
                         Englewood, CO 80155

                         Morgan Stanley Co.                              199,902.429       9.6%
                         FBO The Ochylski Family Fdtn
                         C/O The Des Moines Co.
                         400 Walnut Skywalk Ste. 1
                         Des Moines, IA 50309

International Small Cap  Charles Schwab & Co. Inc                      3,553,329.343      15.0%
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

                         Carnegie Corp Of New York,                    1,937,995.661       8.2%
                         Vice President & Chief Investment Office
                         Attn: Ellen Shuman
                         437 Madison Ave
                         New York, NY 10022

                         Trustees Of Boston College                    1,427,499.949       6.0%
                         Attn: Paul Haran,
                         Assoc. Treasurer
                         St. Thomas More Hall 310
                         Chestnut Hill, MA 02167-3819

                                                                                       Percent of
    Title of                                                            Amount and   Total Shares of
Portfolio/Class                                                          nature of      Class of
  Beneficially                                                          Beneficial      Portfolio
     Owned                              Name & Address                   Ownership     Outstanding
---------------         ---------------------------------------------- ------------- ---------------
                        General Mills Inc.                             1,257,205.366       5.3%
                        3 SW Treasury
                        Nate Meadows
                        One General Mills Blvd.
                        Minneapolis, MN 55426

Japanese Value Equity:  Retired Staff Benefits Investment Accts Of The   456,461.497       7.5%
Class A                 International Monetary Fund
                        700 19th St. NW
                        Washington, DC 20431

                        Janx Partners LP II                              409,115.496       6.7%
                        Attn: John Naporano
                        One Gateway Center, Suite 900
                        Newark, NJ 07102

                        Charles Schwab & Co. Inc.                        362,036.953       5.9%
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

Japanese Value Equity:  Bartlett And Company Profit Sharing Plan And      45,089.747      16.0%
Class B                 Trust
                        4800 Main St, Ste 600
                        Kansas City, MO 64112

                        Morgan Stanley Co.                                43,265.189      15.3%
                        FBO John David Barksdale Intl.
                        Attn: Walter Denny
                        800 Woodlands Parkway Ste 118
                        Ridgeland, MS 39157

                        Morgan Stanley Co.                                30,927.462      10.9%
                        FBO Arci. Pty. Limited Level 29
                        50 Bridge Street
                        Sydney, NSW 2000, Ff 00000

                        Jerome R Schusterman                              27,932.961       9.9%
                        P.O. Box 699
                        Tulsa, OK 74101-0699

                        Bank Morgan Stanley A.G.                          22,434.365       7.9%
                        Attn: Thomas Genschwiler Bahnhofstrasse 92
                        Zurich Ch-8023 Switzerland

                        The Pickwick Group LP Intl.                       21,632.595        7.6%
                        C/O Walter Denny 800 Woodlands Pky.,
                        Ste. 118
                        Ridgeland, MS 39157-5215

                        Alice H Bartlett Trust A. Paul D. Bartlett Jr.    17,048.283        6.0%
                        TTEE
                        4800 Main St., Ste. 600
                        Kansas City, MO 64112

                        Paul D Bartlett Jr.                               17,048.283        6.0%
                        4800 Main St., Suite 600
                        Kansas City, MO 64112

Latin American:         PH Investments LLC                             1,869,649.647       70.4%
Class A                 Attn: Ben Gomez
                        The Pilot House, Lewis Wharf
                        Boston, MA 02110-3902

                                                                                    Percent of
                                                                    Amount and    Total Shares of
Title of                                                             nature of       Class of
Portfolio/Class                                                     Beneficial       Portfolio
  Beneficially Owned                 Name & Address                  Ownership      Outstanding
--------------------   ------------------------------------------ --------------- ---------------
                       Charles Schwab & Co. Inc.                      241,076.654        9.0%
                       Attn: Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA 94104

Latin American:        Morgan Stanley Co.                              28,522.300       28.5%
Class B                FBO Michael E. Hora Rev. Trust
                       2970 North Lake Shore Drive
                       Chicago, IL 60657

                       Fred Middleton Capitol Ac.                      25,052.940       25.0%
                       545 El Cerrito Ave.
                       Hillsborough, CA 94010-6821

                       Morgan Stanley Co.                              13,950.231       13.9%
                       FBO Fleur Cates Netanyahu
                       817 Fifth Avenue
                       New York, NY 10021

                       Gerald W Bodzy, Sue A Strauss                   11,275.485      11.27%
                       P.O. Box 980097
                       Houston, TX 77098-0097

                       Nezar M. Al-Saie                                10,302.091       10.3%
                       C/O Investcorp
                       P.O. Box 5340
                       Manama, Bahrain

                       Donald L Gustafson                               9,054.607        9.0%
                       MSTC Custodian
                       3420 Norman Dr.
                       Reno, NV 89509-5089

Money Market           Republic Of Panama                         250,921,396.800        8.1%
                       C/O Drd Latorraca-Vice Minstr Via Espana Y
                       Calle 52, Apartado 2694,
                       Zona 3, Panama

Small Company Growth:  Factory Mutual Insurance Company             2,510,311.228       29.5%
Class A                Attn: Kimberly Adams
                       225 Wyman Street
                       P.O. Box 9198
                       Waltham, MA 02454-9198

                       Firlin Co.                                     836,116.747        9.8%
                       C/O National Bank Of Commerce
                       P.O. Box 82408
                       Lincoln, NE 68501

                       Saxon & Co.                                    677,556.712       7.9%
                       FBO 20100023002071
                       P.O. Box 77810-1888
                       Philadelphia, PA 19182

                       Charles Schwab & Co. Inc.                      640,771.059       7.5%
                       Attn: Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA 94104

                                                                                      Percent of
                                                                       Amount and   Total Shares of
Title of                                                               nature of       Class of
Portfolio/Class                                                        Beneficial      Portfolio
  Beneficially Owned                  Name & Address                   Ownership      Outstanding
--------------------   --------------------------------------------- -------------- ---------------
                       Trust Company Of Illinois                        437,853.576       5.1%
                       45 South Park Blvd. Suite 300
                       Glen Ellyn, IL 60137

Small Company Growth:  Fidelity Investments Institutional Operations 11,409,904.374      80.1%
Class B                FIIOC
                       Benefit plans
                       100 Magellan Way
                       Covington, KY 41015

                       GE Asset Management Plan                         914,010.198       6.4%
                       801 Pennsylvania Ave.
                       Kansas City, MO 64105

Technology:            Donald L Gustafson                                19,124.604       6.3%
Class B                MSTC Custodian
                       3420 Norman Dr.
                       Reno, NV 89509-5089

                       T. Rowe Price Trust Co.                           16,977.625       5.6%
                       P.O. Box 17215
                       Baltimore, MD 21297

                       The Northern Trust                                16,570.170       5.5%
                       As TTEE FBO Nestle 401k Savings Plan-Dv.
                       P.O. Box 92956
                       Chicago, IL 60675

U.S. Real Estate:      Charles Schwab & Co. Inc.                      4,053,874.878       9.4%
Class A                Attn: Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA 94104

                       National Financial Services                    3,471,084.395       8.0%
                       200 Liberty St.
                       New York, NY 10281

                       Commonwealth Of Pennsylvania Public School     2,271,780.889       5.2%
                       Employees Retirement
                       5 North 5th St.
                       Harrisburg, PA 17101

U.S. Real Estate:      Merrill Lynch Trust Co.                          520,109.898      39.9%
Class B                TTEE FBO Qualified Retirement Plans
                       265 Davidson Ave., 4th Flr.
                       Somerset, NJ 08873

                       Putnam Fiduciary Trust Company                   114,211.670       8.7%
                       TTEE Ball Horticultural Co. Inc.
                       Profit Sharing Retirement
                       Trust Operations N-7-L
                       Investors Way
                       Norwood, MA 02062

                       Putnam Fiduciary Trust Company                   112,597.628       8.6%
                       TTEE Viacom Investment Plan Profit Sharing
                       Retirement
                       Trust Operations N-7-L
                       Investors Way
                       Norwood, MA 02062

                                                                               Percent of
Title of                                                        Amount and   Total Shares of
Portfolio/Class                                                  nature of      Class of
  Beneficially                                                  Beneficial      Portfolio
Owned                           Name & Address                   Ownership     Outstanding
---------------  --------------------------------------------- ------------- ---------------
                 M-L LLC                                          65,396.076       5.0%
                 P. O. Box 32338
                 Baltimore, MD 21282-2338

Value Equity:    Morgan Stanley Asset Mgmt.                    2,641,333.720      30.4%
Class A          For The Account Of Hubbell Inc.
                 Attn: John Lam, 22nd Floor
                 1221 Avenue Of The Americas
                 New York, NY 10020

                 Fidelity Investments Institutional Operations   446,547.278       5.1%
                 FIIOC
                 100 Magellan Way
                 Covington, KY 41015

Value Equity:    Fidelity Investments Institutional Operations 1,121,652.439      61.8%
Class B          FIIOC
                 Benefit plans
                 100 Magellan Way
                 Covington, KY 41015

                 FNB Nominee Co.                                 365,777.270      20.1%
                 C/O First Commonwealth Trust
                 614 Philadelphia St
                 Indiana, PA 15701

                 UMB Bank N.A.                                   182,606.307      10.0%
                 C/O JPM/AC RPS Retirement Plan
                 P.O. Box 419784
                 Kansas City, MO 64141-6784

Morgan Stanley Strategic Adviser Fund, Inc.

Title of                                                       Amount and      Percent of
Portfolio/Class                                                 nature of   Total Shares of
  Beneficially                                                 Beneficial  Class of Portfolio
Owned                           Name & Address                  Ownership     Outstanding
---------------  --------------------------------------------- ----------- ------------------
Aggressive:      MAC & Co.                                     691,098.617        76.1%
Class A          A/C Vcbf1770022
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

                 Fidelity Investments Institutional Operations 112,311.062        12.3%
                 FIIOC
                 100 Magellan Way
                 Covington, KY 41015

                 MAC & Co.                                     102,396.769        11.2%
                 A/C Mswf4000032
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

                 MSAM, Inc.                                     70,373.293       100.0%
                 Aggressive Portfolio
                 Attn: Elisa Divito
                 1221 Avenue of The Americas
                 New York, NY 10020

    Title of                                                   Amount and      Percent of
Portfolio/Class                                                 nature of   Total Shares of
  Beneficially                                                 Beneficial  Class of Portfolio
     Owned                      Name & Address                  Ownership     Outstanding
---------------  --------------------------------------------- ----------- ------------------
Conservative:    MAC & Co.                                     236,733.948       73.5%
Class A          A/C Mswf1000012
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

                 Fidelity Investments Institutional Operations  45,252.319       14.0%
                 FIIOC
                 100 Magellan Way
                 Covington, KY 41015

                 MAC & Co.                                      37,576.979       11.6%
                 A/C Mswf4000032
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

Conservative:    Morgan Stanley Asset Management Inc.           64,516.567       99.9%
Class B          Conservative Portfolio
                 Attn: Elisa Divito
                 1221 Avenue of The Americas
                 New York, NY 10020

Moderate:        MAC & Co.                                     791,990.763       82.7%
Class A          A/C Mswf1000012
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

                 MAC & Co.                                     106,741.919       11.1%
                 A/C Mswf4000032
                 Mutual Funds Operations
                 P.O. Box 3198
                 Pittsburgh, PA 15230-3198

                 Fidelity Investments Institutional Operations  58,018.712        6.0%
                 FIIOC
                 100 Magellan Way
                 Covington, KY 41015

Moderate:        Morgan Stanley Asset Management Inc.           68,538.238       71.9%
Class B          Moderate Portfolio
                 Attn: Elisa Divito
                 1221 Avenue of The Americas
                 New York, NY 10020

                 Delaware Charter Guarantee & Trust Co.         26,720.204       28.0%
                 P.O. Box 8904
                 Wilmington, DE 19899-8704

Morgan Stanley Institutional Fund Trust

                                                                  Amount and       Percent of
                                                                   nature of    Total Shares of
Title of Portfolio/Class                                          Beneficial   Class of Portfolio
  Beneficially Owned                  Name & Address               Ownership      Outstanding
------------------------  -------------------------------------- ------------- ------------------
Advisory Foreign Fixed    Boston Co.                             5,733,746.547       10.1%
 Income                   A/C LCRF0391002
                          Mutual Fund Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          Minnesota State Board Of Investments   5,601,111.489        9.9%
                          Attn: Jason Matz
                          Suite 105 Mea Bldg.
                          55 Sherburne Ave.
                          St. Paul, MN 55155

                          Northern Trust Company                 4,852,062.994        8.5%
                          TTEE FBO Ford Motor Co.
                          A/C 22-01854
                          P.O. Box 92956
                          Chicago, IL 60675

                          State Street Bank                      3,977,904.812        7.0%
                          As TTEE FBO Pacific Gas & Electric
                          Attn: Arthur Barnes
                          1776 Heritage Dr.
                          North Quincy, MA 02171

Advisory Foreign Fixed    Kaiser Permanente Retirement Plans     1,782,945.736       31.8%
 Income II                Attn: Vivian Heath
                          1 Kaiser Plaza Oldsway Bldg.
                          Oakland, CA 94612-3610

                          Hershey Trust Company, Trustee For The   373,624.766        6.6%
                          Milton Hershey School--Principal
                          P.O. Box 445
                          100 Mansion Rd.
                          East Hershey, PA 17033-0445

                          Monsanto Company Defined Contribution    373,299.998        6.6%
                          Ownership Trust
                          Attn: Gary Stentz
                          800 N. Lindbergh Blvd., E. Bldg.
                          St. Louis, MO 63167

                          Mr. Gary W. Pottorff                     368,899.013        6.5%
                          Nisource, Inc. Master Retirement Trust
                          5265 Hohman Ave.
                          Hammond, IN 46320-1775

                          The Johns Hopkins University             351,724.198        6.2%
                          3400 North Charles St.
                          Baltimore, MD 21218

                          MAC & Co.                                350,658.125        6.2%
                          A/C Vcbf1770022
                          Mutual Funds Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          Sunoco Inc.                              302,708.145        5.4%
                          Retirement Plan Trust Investments
                          Attn: Marlene P. Forrester
                          1801 Market St.
                          Philadelphia, PA 19103-2924

                                                                          Amount and       Percent of
                                                                          nature of     Total Shares of
Title of Portfolio/Class                                                  Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                   Ownership       Outstanding
------------------------  --------------------------------------------- -------------- ------------------
                          The Northern Trust Company                       290,838.631        5.1%
                          FBO Union Pacific Corp.
                          P.O. Box 92956
                          Chicago, IL 60675

Advisory Mortgage         The Boston Co.                                50,750,035.192        7.7%
                          Attn: Mutual Fund Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          Northern Trust Company                        39,779,990.007        6.0%
                          Trustee FBO Ford Motor Co.
                          A/C 22-01854
                          P.O. Box 92956
                          Chicago, IL 60675

                          Pacific Gas & Electric Company                37,574,553.175        5.7%
                          Attn: Carolyn Margiotti
                          Mail Code B24k
                          San Francisco, CA 94177

Balanced: Adviser         Fidelity Investments Instl. Operations FIIOC   2,837,073.059       56.8%
                          100 Magellan Way
                          Covington, KY 41015

                          Putnam Fiduciary Trust Co.                     1,570,425.589       31.4%
                          TTEE FBO Nissan Employee Savings Plan
                          Investors Way
                          Norwood, MA 02062

                          Putnam Fiduciary Trust Co.                       372,494.418        7.4%
                          TTEE FBO ING Us Financial Holdings Corp
                          401k Savings Plan
                          Investors Way
                          Norwood, MA 02062

Balanced: Institutional   Northern Trust Co.                             9,979,005.824       27.2%
                          As TTEE FBO Allianz Defined Cont. Plan
                          P.O. Box 92956
                          Chicago, IL 60675

                          SouthWest Airlines Co.                         7,421,307.388       20.2%
                          401k Plan C/O State Street Bank
                          Attn: Karen Albright
                          105 Rosemont Rd.
                          Westwood, MA 02090-2318

                          Investors Bank & Trust Co.                     3,070,345.617        8.3%
                          FBO Bay Area Rapid Transit District Def.
                          Comp. Pl. Vantagepoint Transfer Agents LLC
                          N.E. Suite 600
                          Attn: Victor Edgar
                          777 N. Capitol St.
                          Washington, DC 20002

                          Investors Bank & Trust Co.                     2,482,410.502        6.7%
                          FBO Bay Area Rapid Transit District Mon. Pur.
                          Pl. Vantagepoint Transfer Agents LLC
                          N.E. Suite 600
                          Attn: Victor Edgar
                          777 N. Capitol St.
                          Washington, DC 20002

                                                                         Amount and       Percent of
                                                                         nature of     Total Shares of
Title of Portfolio/Class                                                 Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership       Outstanding
------------------------  -------------------------------------------- -------------- ------------------
                          Southwest Airline Co.                         2,441,201.552        6.65%
                          Profit Sharing
                          C/O State Street Bank
                          Attn: Karen Albright
                          105 Rosemont Rd.
                          Westwood, MA 02090

Balanced: Investment      Mitra & Co                                      588,457.717        98.1%
                          1000 N. Water Street
                          Milwaukee, WI 53202-6648

Cash: Institutional       MAC & Co.                                    46,486,091.720        43.1%
                          A/C MSWF 1000302
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          Bankers Trust Co.                            16,108,692.080        14.9%
                          FBO CNMC 174351
                          Attn: M. Bloebaum
                          P.O. Box 9014
                          Church Street Station
                          New York, NY 10008

Cash: Investment          MSDW Stable Value Plan- SEI Trustee           3,941,570.800        52.2%
                          Attention: Jeff Ryan
                          530 E. Swedesford Road
                          Wayne, PA 19087-1693

Domestic Fixed:           American Express Trust Company                  353,498.522       100.0%
Adviser                   FBO The Benefit Of American Express Trust
                          Retirement Services Plans
                          996 AXP Financial Ctr.
                          Minneapolis, MN 55474

Domestic Fixed:           Fidelity Investments Instl.Operations FIIOC   6,709,787.987        41.3%
Institutional             100 Magellan Way
                          Covington, KY 41015

                          Fidelity Management Trust Co.                 2,214,354.756        13.6%
                          As Trustee For US Airways Inc.- Cap Growth
                          Attn: Trust Operations--H10c
                          82 Devonshire St.
                          Boston, MA 02109

                          HSBC Bank USA                                 1,170,148.851         7.2%
                          TTEE For Highland Hospital Ret. Plan
                          P.O. Box 1329
                          Buffalo, NY 14240

                          Strafe & Co.                                    964,881.815         5.9%
                          FAO Marion General Hospital Retirement Plan
                          P.O. Box 160
                          Westerville, OH 43086-0160

                          Fidelity Management Trust Co. As Trustee For    893,302.950         5.5%
                          UA Airways Inc.--Moderate
                          Attn: Trust Operations--H10c
                          82 Devonshire St.
                          Boston, MA 02109

                                                                        Amount and       Percent of
                                                                         nature of    Total Shares of
Title of Portfolio/Class                                                Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership      Outstanding
------------------------  -------------------------------------------- ------------- ------------------
Equity: Adviser           Resources Trust Co.                            521,363.345        61.6%
                          For The Exculsive Benefit Of
                          Various IMS Customers
                          P.O. Box 3865
                          Englewood, CO 80155-3865

                          T. Rowe Price Trust Co.                         73,740.195         8.7%
                          FBO Alliance Partners RPS
                          Asset Reconciliation
                          P.O. Box 17215
                          Baltimore, MD 21297-7215

                          Delaware Charter Guarantee & Trust              72,388.800         8.5%
                          FBO AAA Rochester
                          Attn: Trade Desk
                          P.O. Box 8704
                          Wilmington, DE 19899-8704

                          Nationwide Asset Allocation Trust               58,899.675         6.9%
                          C/O Bisys Fund Services, Jeff Smith
                          Aggressive Portfolio
                          3435 Stelzer Road
                          Columbus, OH 43219-6004

                          Nationwide Asset Allocation Trust               52,823.408        6.2%
                          C/O Bisys Fund Services, Jeff Smith
                          Aggressive Portfolio
                          3435 Stelzer Road
                          Columbus, OH 43219-6004

Equity: Institutional     MAC & Co.                                    3,165,854.515        7.3%
                          A/C Vcbf1770022
                          Mutual Funds Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          Dean Witter Reynolds Inc                     2,644,746.632        6.1%
                          6th Floor
                          5 World Trade Center
                          New York, NY 10048

Fixed Income: Adviser     Fidelity Investments Instl. Operations FIIOC 5,448,312.402       38.7%
                          100 Magellan Way
                          Covington, KY 41015

                          Transco & Co.                                2,294,587.130       16.3%
                          Attn: Wealth Management
                          10th Floor
                          P.O. Box 48698
                          Wichita, KS 67201

                          Transco & Co.                                1,972,653.893       14.0%
                          Attn: Wealth Management
                          10th Floor
                          P.O. Box 48698
                          Wichita, KS 67201

                          Fidelity Management Trust Company            1,116,103.526        7.9%
                          Attn: Ben Branham
                          Mail Zone H10c
                          82 Devonshire St.
                          Boston, MA 02109


                                                                      Amount and       Percent of
                                                                      nature of     Total Shares of
Title of Portfolio/Class                                              Beneficial   Class of Portfolio
  Beneficially Owned                   Name & Address                 Ownership       Outstanding
------------------------  ----------------------------------------- -------------- ------------------
Fixed Income:             MAC & Co.                                 35,907,678.280       10.2%
 Institutional            A/C MSWF 1000302
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

Fixed Income: Investment  MSDW Stable Value Plan- SEI Trustee        3,257,218.299       50.4%
                          Attn: Jeff Ryan
                          530 E. Swedesford Road
                          Wayne, PA 19087-1693

                          Morgan Stanley & Co                          731,682.175       11.3%
                          FBO Ecological Trust Fund of Panama-Gp
                          The Nature Conservancy
                          4245 N Fairfax Dr.
                          NBR 100
                          Arlington, VA 22203

                          Zoological Society of Philadelphia           372,514.246        5.7%
                          Endowment
                          Attn: Joe Steuer
                          3400 West Girard Ave.
                          Philadelphia, PA 19104-1196

                          Morgan Stanley & Co                          372,506.119        5.7%
                          FBO Ecological Trust Fund of Panama-Us
                          The Nature Conservancy
                          4245 N Fairfax Dr. NBR 100
                          Arlington, VA 22203

Fixed Income II:          HUBCO Regions Financial Corporation        4,004,157.299       15.1%
 Institutional
                          P.O. Box 10247
                          Birmingham, AL 35202

                          University Of Illinois                     3,904,354.732       14.7%
                          Director: Cash Mgmt. & Investments
                          506 South Wright Street MC-363
                          Urbana, IL 61801-3620

                          Mercantile Safe Deposit & Trust            3,158,913.500       11.9%
                          Attn: Mutual Funds766
                          Old Hammonds Ferry Rd.
                          Linthicum, MD 21090

                          First Union National Bank                  2,902,455.994       10.9%
                          FBO Diocese Of Camden Trust, Inc. CMG 3C4
                          NC 1151
                          1525 W. Harris Blvd.
                          Charlotte, NC 28288

                          JHU Retiree Medical Benefits Trust         1,625,333.111        6.1%
                          Johns Hopkins University
                          Attn: Harriet Olsen
                          3400 N Charles St.
                          Baltimore, MD 21218

                          AmSouth Bank                               1,466,977.706        5.5%
                          As TTEE Infirmary Health Systems, Inc.
                          Attn: Mutual Fund Team
                          P.O. Box 11426
                          Birmingham, AL 35202


                                                                         Amount and       Percent of
                                                                         nature of     Total Shares of
Title of Portfolio/Class                                                 Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership       Outstanding
------------------------  -------------------------------------------- -------------- ------------------
Global Fixed Income:      The Charles A. Dana Foundation Inc.           1,977,833.373       51.5%
Institutional             Attn: Herbert Vine
                          745 Fifth Ave., Ste. 700
                          New York, NY 10151

                          All For Her Fund                                854,434.847       22.2%
                          Attn: Mary Borthwick, Controller
                          P.O. Box 1527
                          Guilderland, NY 12084-1527

                          Rockefeller Family Fund, Inc.                   630,704.804       16.4%
                          437 Madison Avenue, 37th. Floor
                          New York, NY 10022

High Yield: Adviser       National Financial Services Corporation       4,098,935.968       61.5%
                          For Exclusive Benefit Of Our Customers
                          Attn: Mutual Funds Dept, 5th Floor
                          One World Financial Center
                          New York, NY 10281

                          Fidelity Investments Instl. Operations FIIOC  1,201,892.137       18.0%
                          100 Magellan Way
                          Covington, KY 41015

High Yield:               KPMG Peat Marwick                            18,229,213.748       13.6%
 Institutional
                          Attn: Barbara Hillman
                          Three Chestnut Ridge Road
                          Montvale, NJ 07645

                          Charles Schwab & Co., Inc.                   14,785,397.828       11.0%
                          Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          Minnesota Life Insurance Company             10,351,169.208        7.7%
                          C/O Advantus Capital Management, Inc.
                          Station 16-4202
                          400 Robert St.
                          St. Paul, MN 55101

                          The University Of Chicago                     9,731,733.446        7.2%
                          Attn: Carla C McGuire
                          450 N. Cityfront Plaza Dr.
                          Chicago, IL 60611

                          PFPC, FBO LPL Supermarket Program             8,476,684.516        6.3%
                          Attn: KOP-LPL
                          211 South Gulph Road
                          King Of Prussia, PA 19406

High Yield: Investment    Boston & Co.                                    474,898.236       29.5%
                          10113608004
                          P.O. Box 534005
                          Pittsburgh, PA 15253-4005

                          First Union National Bank                       345,512.151       21.5%
                          FBO No. American Van Lines Retirement P
                          1524 West W. T. Harris Blvd.-Nc1151
                          Charlotte, NC 28288-1151

                          The Philadelphia Foundation                     257,581.146       16.0%
                          Attn: Julia R Dutton
                          1234 Market St., Suite 1900
                          Philadelphia, PA 19102

                                                                     Amount and       Percent of
                                                                      nature of    Total Shares of
Title of Portfolio/Class                                             Beneficial   Class of Portfolio
  Beneficially Owned                   Name & Address                 Ownership      Outstanding
------------------------  ----------------------------------------- ------------- ------------------
                          EAMCO-910004035                             115,216.485         7.1%
                          C/0 Riggs Bank N.A.
                          Mutual Fund Desk, Rs 300
                          P.O. Box 96211
                          Washington, DC 20090-6211

                          Northern Trust Company                      110,187.371         6.8%
                          As Custodian For Noblehouse Int'l. Ltd
                          P.O. Box 92956
                          Chicago, IL 60675

Intermediate Duration:    Union Bank Of California                  1,800,601.566        44.1%
Institutional             Tr. Nominee FBO
                          Los Angeles Hotel Restaurant 610001264 00
                          P.O. Box 85484
                          San Diego, CA 92186

                          Boston Safe Deposit And Trust Co.           967,694.341        23.7%
                          As Trustee Of Scovill Inc.
                          Attn: James Wenstrom
                          135 Santilli Hwy
                          Everett, MA 02149

                          Morgan Stanley Strategic                    392,191.882         9.6%
                          Adviser Fund, Inc.--Moderate
                          73 Tremont St.
                          Boston, MA 02108

                          Mariposa Foundation                         271,762.136         6.6%
                          C/O Morgan Stanley
                          1251 Ave. Of The Americas, 23rd Fl.
                          New York, NY 10020

Intermediate Duration:    MSDW Stable Value Plan-SEI Trustee        3,751,927.861       105.0%
Investment                Attention: Jeff Ryan
                          530 E. Swedesford Road
                          Wayne, PA 19087-1693

International Fixed:      Western Metal Industry Pension Fund       3,602,476.143        32.8%
Intitutional              C/O Miller Anderson & Sherrerd
                          One Tower Bridge
                          West Conshohocken, PA 19428

                          Syntex USA LLC Pension Trust              2,185,676.328        19.9%
                          Attn: Sue Griswold
                          P.O. Box 10850
                          Palo Alto, CA 94303

                          Charles Schwab & Co., Inc.                1,974,303.780        17.9%
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          Dean Witter Reynolds Inc.                 1,315,939.405       11.99%
                          6th Floor
                          5 World Trade Center
                          New York, NY 10048

                          Wellesley College                         1,157,008.575        10.5%
                          Attn: Robert Bower, Controller
                          106 Central St.
                          Wellesley, MA 02481

                                                                         Amount and       Percent of
                                                                         nature of     Total Shares of
Title of Portfolio/Class                                                 Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership       Outstanding
------------------------  -------------------------------------------- -------------- ------------------
Limited Duration:         Dean Witter Reynolds Inc.                     2,841,651.805       15.3%
Institutional             6th Floor
                          5 World Trade Center
                          New York, NY 10048

                          Union Bank Of California Tr. Nominee FBO      2,587,165.105       13.9%
                          Los Angeles Hotel Restaurant 610001264 00
                          P.O. Box 85484
                          San Diego, CA 92186

                          Citibank N.A.                                 1,951,112.506       10.5%
                          TTEE For Fieldcrest Cannon Hourly
                          Retirement Plan Acct.
                          Unit Bldg. B, Floor 3, Zone 8
                          3800 Citibank Center Tampa
                          Tampa, FL 33610-9122

                          Northern California Bakery Drivers Security   1,715,257.725        9.2%
                          Fund, C/O Zenith
                          1640 South Loop Rd.
                          Alameda, CA 94502

Mid Cap Growth:           Fidelity Investments Instl. Operations FIIOC 17,939,967.931       41.4%
Adviser                   100 Magellan Way
                          Covington, KY 41015

                          National Financial Services Corporation       5,849,708.131       13.5%
                          For Exclusive Benefit Of Our Customers
                          Attn: Mutual Funds Dept., 5th Floor
                          One World Financial Center
                          New York, NY 10281

                          Merrill Lynch Trust Co.                       5,650,030.069       13.0%
                          TTEE FBO Qualified Retirement Plans
                          Attn: Jerry Stone
                          265 Davidson Ave.
                          Somerset, NJ 08873

                          State Street Bank & Trust Co                  2,165,762.388        5.0%
                          FBO Health Systems Minnesota
                          401k Saving And Pension Plan
                          105 Rosemount Ave.
                          Westwood, MA 02090-2318

Mid Cap Growth:           Charles Schwab & Co, Inc.                    16,546,910.583       22.8%
 Institutional            Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          Fidelity Investments Instl. Operations FIIOC 14,933,435.147       19.8%
                          100 Magellan Way
                          Covington, KY 41015

Mid Cap Growth II:        Morgan Stanley Dean Witter Group                300,000.000       53.7%
Institutional             Attn: Karen Terry
                          1221 Avenue Of The Americas, 23rd Floor
                          New York, NY 10020

                                                                        Amount and       Percent of
                                                                         nature of    Total Shares of
Title of Portfolio/Class                                                Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership      Outstanding
------------------------  -------------------------------------------- ------------- ------------------
                          Charles Schwab & Co, Inc.                      121,135.077       21.7%
                          Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          Arden C. Armstrong                              53,358.059        9.5%
                          820 Caldwell Rd.
                          Wayne, PA 19087

Mid Cap Value: Adviser    Fidelity Investments Instl. Operations FIIOC 1,430,423.282       23.5%
                          100 Magellan Way
                          Covington, KY 41015

                          Mellon Bank, As Agent/Omnibus Account          755,969.689       12.4%
                          Omnibus Aim 026 0027
                          135 Santilli Hwy.
                          Everett, MA 02149-1950

                          UMB Bank N.A.                                  593,343.402        9.7%
                          P.O. Box 419692
                          Employee Benefits Div.
                          1010 Grand Ave
                          Kansas City, MO 64141-6692

                          The Union Central Life Insurance               545,849.130        8.9%
                          Company-Group Separate Account
                          Attn: Roberta Ujuary
                          1876 Waycross Rd
                          Cincinnati, OH 45240

Mid Cap Value:            Charles Schwab & Co., Inc                    9,829,440.866       14.7%
 Institutional            Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St
                          San Francisco, CA 94104

                          The Northern Trust Company                   6,078,802.365        9.1%
                          FBO Ameren Corp. Defined Cont. Plan
                          P.O. Box 92956
                          Chicago, IL 60675

                          The Bank Of New York                         3,808,667.366        5.7%
                          TTEE For The BF Goodrich Co. Master Trust
                          Attn: Thomas Macioce, 12th Floor
                          New York, NY 10286

                          The Chase Manhattan Bank                     3,468,740.916        5.2%
                          FAO Hearst Corporation
                          3 Chase Metro Tech Center
                          New York, NY 11245

Mid Cap Value:            FTC & Co.                                      786,659.828       28.9%
 Investment               Attn: Datalynx 022
                          P.O. Box 173736
                          Denver, CO 80217-3736

                                                                   Amount and       Percent of
                                                                    nature of    Total Shares of
Title of Portfolio/Class                                           Beneficial   Class of Portfolio
  Beneficially Owned                  Name & Address                Ownership      Outstanding
------------------------  --------------------------------------- ------------- ------------------
                          Suntrust Bank Inc.                        184,631.433        6.7%
                          TTEE The Phil. Coca-Cola Bottling Co
                          Master Tr. - Furman Selz CM. AC.
                          11051301137302
                          P.O. Box 105870-Ctr3144
                          Atlanta, GA 30348-5870

                          Columbia Trust Company                    160,042.025        5.8%
                          TTEE FBO The Columbian Employees' Psp.
                          Attn: Vicki Artis
                          1301 SW Fifth Ave
                          Portland, OR 97201-5601

                          Wendel & Co.159458                        136,942.210        5.0%
                          FAO Health Systems Group Retirement
                          6th Floor
                          New York, NY 10286

Multi-Asset-Class:        Albany Medical College                  4,082,671.276       28.7%
 Institutional            A-29 Combined Funds
                          Attn: Paul Pennell
                          47 New Scotland Ave.
                          Albany, NY 12208

                          The Northern Trust Co.                  3,390,604.238       23.8%
                          FBO Emerson Electric
                          P.O. Box 92956
                          Chicago, IL 60675

                          Chase Manhattan Bank                    1,733,507.190       12.2%
                          TTEE For Milbank Tweed Hadley & McCloy
                          Attn: Jeff Salazar, 5 Floor
                          3 Chase Metrotech Ctr.
                          Brooklyn, NY 11245

                          Albany Medical Center Hospital            789,780.767        5.5%
                          Combined Funds
                          Attn: Controller
                          New Scotland Avenue
                          Albany, NY 12208

Multi-Asset Class:        English Speaking Union                    257,814.640       49.9%
 Investment               Central Florida Branch
                          Attn: Robert D. Hostetter Jr.
                          1330 Mayfield Ave.
                          Winter Park, FL 32789

                          Kano - Zimmerman Profit Sharing Plan      256,380.376       49.6%
                          Attn: Rhoads Zimmerman
                          P.O. Box 110098
                          Nashville, TN 37222

Municipal: Institutional  Charles Schwab & Co, Inc.               3,142,949.086       25.4%
                          Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          JR Trueman Qualified Subchapter S Trust 1,446,430.129       11.7%
                          Attn: Barbara Trueman
                          5490 Hayden Rd.
                          Amlin, OH 43002

                                                                        Amount and       Percent of
                                                                         nature of    Total Shares of
Title of Portfolio/Class                                                Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership      Outstanding
------------------------  -------------------------------------------- ------------- ------------------
                          Robert A. Fox                                  686,795.261        5.5%
                          C/O R A F Industries
                          165 Township Line Rd., Ste 2100
                          Jenkintown, PA 19046

                          Wachovia Bank N.A.                             684,792.594        5.5%
                          Inv. Mgt. Agt. For Slyvia M. Thompson, TTEE
                          of Slyvia M. Thompson Revocable T/U/A/D
                          12/21/88 048834300
                          301 N. Church Street
                          P.O. Box 3073
                          Winston-Salem, NC 27150

Small Cap Growth:         National Financial Services Corporation        544,620.137       97.6%
 Adviser                  For Exclusive Benefit Of Our Customers
                          Attn: Mutual Funds
                          Dept., 5th Floor
                          One World Financial Center
                          New York, NY 10281

Small Cap Growth:         Charles Schwab & Co, Inc.                    1,846,025.177       22.4%
 Institutional            Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          PFPC                                           991,449.942       12.0%
                          FBO LPL Supermarket Program
                          Attn: KOP-LPL
                          211 South Gulph Road
                          King Of Prussia, PA 19406

                          The Duke Endowment                             842,461.869       10.2%
                          Chief Investment Officer
                          100 North Tryon St.
                          Suite 3500
                          Charlotte, NC 28202-4012

Small Cap Value: Adviser  Fidelity Investments Instl. Operations FIIOC 1,224,075.988       34.7%
                          100 Magellan Way
                          Covington, KY 41015

                          UMB Bank N.A.                                  815,348.369       23.1%
                          P.O. Box 419692
                          Employee Benefits Div.
                          1010 Grand Ave
                          Kansas City, MO 64141-6692

                          Putnam Fiduciary Trust Co.                     290,058.252        8.2%
                          TTEE FBO Koch Industries Inc. Trust
                          Operations N-7-L
                          Investors Way
                          Norwood, MA 02062

                          MAC & Co. A/C Sbkf97c4082                      276,638.545        7.8%
                          Attn: Mutual Funds Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198


                                                                        Amount and       Percent of
                                                                         nature of    Total Shares of
Title of Portfolio/Class                                                Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                  Ownership      Outstanding
------------------------  -------------------------------------------- ------------- ------------------
                          Vanguard Fiduciary Trust Co                    208,510.559        5.9%
                          FBO MAS Adviser Class Funds
                          Attn: Outside Funds
                          P.O. Box 2600 Vm 613
                          Valley Forge, PA 19482

Small Cap Value:          Charles Schwab & Co, Inc.                    5,113,669.134        7.5%
 Institutional            Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          Fidelity Investments Instl. Operations FIIOC 4,508,301.976        6.6%
                          100 Magellan Way
                          Covington, KY 41015

                          Northern Trust Company                       3,676,435.283        5.4%
                          As TTEE FBO Potomac Electric Power Co.
                          Gen. R. PL.
                          P.O. Box 92956
                          Chicago, IL 60675

Special Purpose Fixed:    Robertson Research Fund                      3,131,454.763       11.1%
Institutional             Cold Spring Harbor Laboratory
                          Attn: Alison McDermott
                          P.O. Box 100
                          Cold Spring Harbor, NY 11724

                          Fleet National Bank                          2,977,639.754       10.5%
                          FBO Hartford Hospital
                          P.O. Box 92800
                          Rochester, NY 14692-8900

                          The Cold Spring Harbor Fund                  2,438,513.481        8.6%
                          Attn: Alison McDermott
                          P.O. Box 100
                          Burgtown Road
                          Cold Spring Harbor, NY 11724

                          Key Trust Co.                                1,806,932.332        6.4%
                          As Cust. For Taft Hart/Pl.
                          P.O. Box 94871
                          Cleveland, OH 44101-4871

Strategic Small Value:    Bradley S. Daniels                              51,150.088       20.5%
Institutional             801 Foxfield Rd.
                          Lower Gwynedd, PA 19002

                          A. Morris Williams Jr.                          50,218.779       20.2%
                          120 Righters Mill Road
                          Gladwyne, PA 19035-1531

                          MAC & Co.                                       21,530.136        8.6%
                          108431SG012
                          P.O. Box 534005
                          Pittsburgh, PA 15253

                          MAC & Co.                                       21,530.136        8.6%
                          108431SG004
                          P.O. Box 534005
                          Pittsburgh, PA 15253

                                                                          Amount and       Percent of
                                                                          nature of     Total Shares of
Title of Portfolio/Class                                                  Beneficial   Class of Portfolio
  Beneficially Owned                     Name & Address                   Ownership       Outstanding
------------------------  --------------------------------------------- -------------- ------------------
Value: Adviser            State Street Bank, TTEE FBO                   32,132,982.834       53.6%
                          200 Newport Avenue Jq6n
                          North Quincy, MA 02171

                          National Financial Services Corporation       14,339,141.128       23.9%
                          For Exclusive Benefit Of Our Customers
                          Attn: Mutual Funds Dept, 5th Floor
                          One World Financial Center
                          New York, NY 10281

                          Fidelity Investments Institutional Operations 10,472,725.368       17.4%
                          FIIOC
                          100 Magellan Way
                          Covington, KY 41015

Value:                    Charles Schwab & Co, Inc.                     14,870,069.890        29.%
Institutional             Special Custody Account
                          Attn: Mutual Funds
                          101 Montgomery St.
                          San Francisco, CA 94104

                          MAC & Co.                                      4,403,705.350        8.6%
                          A/C Vcbf1770022
                          Mutual Funds Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230-3198

                          National Financial Services Corp.              2,710,561.058        5.3%
                          FBO: Their Customers
                          Church Street Station
                          New York, NY 10008-3908

                          Mellon Trust                                   2,622,371.606        5.1%
                          As Trustee Of The Eastman Kodak Savings
                          And Investment Plan
                          135 Santilli Hwy
                          Everett, MA 02149-1906

Value:                    Chase Manhattan Bank                           1,187,207.017       88.0%
Investment                TTEE For NY State Deferred Comp Plan
                          Attn: Gladstone Stephenson
                          2nd Floor
                          New York, NY 10004

                          The Clovernook Center                            130,548.303        9.6%
                          Attn: V.P. Of Finance
                          7000 Hamilton Avenue
                          Cincinnati, OH 45231

                                  PROXY CARD

                  MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                 C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Shareholders to be held on October 11, 2001, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated August 23, 2001.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                               SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.  Election of the following nominees as Directors:

John D. Barrett II                C. Oscar Morong Jr.
Barton M. Biggs                   William G. Morton, Jr.
Thomas P. Gerrity                 Michael Nugent
Gerard E. Jones                   Fergus Reid
Joseph J. Kearns                  Ronald E. Robison
Vincent R. McLean


    FOR                WITHHELD FROM
ALL NOMINEES           ALL NOMINEES
    [ ]                     [ ]

                 ---------------------------------------------------
         [ ]     For all nominees except as written on line above

         THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND SET FORTH ABOVE.

         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________

DATE _______________, 2001

         When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]